                                  EXHIBIT 99.1

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-3

                                   TERM SHEET

                                  June 6, 2005

                                [GRAPHIC OMITTED]

                                  $511,840,000
                   (Approximate, Subject to +/- 10% Variance)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

                 FRIEDMAN BILLINGS RAMSEY RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER
The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                   [GRAPHIC OMITTED]

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                            Popular ABS Mortgage Pass-Through Trust,
                                                         Series 2005-3
-----------------------------------------------------------------------------------------------------------------------------------
           Principal          WAL (Years)     Payment Window         Expected Rating      Interest        Principal
Class(1)   Balance ($)        Call/Mat(5)     (Mths) Call/Mat(5)     (S&P/Moody's)        Type(4)         Type
-----------------------------------------------------------------------------------------------------------------------------------
AF-1       157,240,000        1.00 / 1.00     1 - 24 / 1 - 24        AAA/Aaa              Floating(2)     Senior Sequential
AF-2       24,290,000         2.20 / 2.20     24 - 29 / 24 - 29      AAA/Aaa              Fixed(3)        Senior Sequential
AF-3       51,560,000         3.00 / 3.00     29 - 49 / 29 - 49      AAA/Aaa              Fixed(3)        Senior Sequential
AF-4       26,090,000         5.00 / 5.00     49 - 77 / 49 - 77      AAA/Aaa              Fixed(3)        Senior Sequential
AF-5       7,360,000          7.44 / 7.44     77 - 98 / 77 - 98      AAA/Aaa              Fixed(3)        Senior Sequential
AF-6       29,620,000         5.88 / 5.88     40 - 96 / 40 - 96      AAA/Aaa              Fixed(3)        Senior NAS
-----------------------------------------------------------------------------------------------------------------------------------
AV-1A      97,540,000         Not Marketed Hereby                    AAA/Aaa              Floating(2)     Senior
AV-1B      24,390,000         Not Marketed Hereby                    AAA/Aaa              Floating(2)     Senior Mezz
-----------------------------------------------------------------------------------------------------------------------------------
AV-2       100,000,000        3.29 / 3.84     1 - 106 / 1 - 235      AAA/Aaa              Floating(2)     Senior
M-1        45,620,000         5.79 / 6.42     38 - 106 / 38 - 201    AA/Aa2               Fixed(3)        Subordinate
M-2        35,520,000         5.77 / 6.36     38 - 106 / 38 - 185    A/A2                 Fixed(3)        Subordinate
M-3        10,430,000         5.77 / 6.30     37 - 106 / 37 - 166    A-/A3                Fixed(3)        Subordinate
M-4        9,120,000          5.77 / 6.26     37 - 106 / 37 - 158    BBB+/Baa1            Fixed(3)        Subordinate
M-5        7,820,000          5.77 / 6.20     37 - 106 / 37 - 150    BBB/Baa2             Fixed(3)        Subordinate
M-6        7,170,000          5.77 / 6.13     37 - 106 / 37 - 141    BBB-/Baa3            Fixed(3)        Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
B-1        4,890,000          Not Publicly Offered                   BB+/NR               Floating        Subordinate
B-2        6,520,000          Not Publicly Offered                   BB/NR                Floating        Subordinate
B-3        6,503,000          Not Publicly Offered                   BB-/NR               Floating        Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:     651,683,000

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1A, Class AV-1B and Class AV-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will be multiplied by 2 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)   See "Net WAC Cap" herein.
(5)   See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:

                     FBR                                           FBR                                          FBR
                 ABS BANKING                              ABS TRADING/SYNDICATE                           ABS STRUCTURING
         Mike Ciuffo (703) 312-1889                  Salmaan Siddiqui (703) 469-1225               Anna Zuckerman (703) 469-1283
          Dane Smith (703) 312-1896                                                                    Tol Ho (703) 312-1737
       Mike Clippinger (703) 469-1219

              STANDARD & POOR'S                                  MOODY'S
        Victor Bhagat (212) 438-1130                   Danise Chui (212) 553-1022


Depositor:       Popular ABS, Inc.

Servicer:        Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary of Popular, Inc.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Co Lead Underwriters:         Friedman, Billings, Ramsey & Co., Inc. ("FBR")
                              and Greenwich Capital Markets, Inc. ("RBS
                              GREENWICH CAPITAL").

Trustee/Custodian:            JPMorgan Chase Bank, N.A.

Offered Certificates:         The Class AF-1, Class AF-2, Class AF-3, Class
                              AF-4, Class AF-5 and Class AF-6 Certificates (the
                              "CLASS AF CERTIFICATES") and the Class AV-1A,
                              Class AV-1B (the "CLASS AV-1 CERTIFICATES") and
                              Class AV-2 Certificates (together with the Class
                              AV-1 Certificates, the "CLASS AV CERTIFICATES") are collectively referred to herein as the "SENIOR
                              CERTIFICATES" or "CLASS A CERTIFICATES". The Class
                              M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE
                              CERTIFICATES". The Offered Subordinate
                              Certificates and the Class B-1, Class B-2 and
                              Class B-3 Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The
                              Senior Certificates and the Offered Subordinate
                              Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1,
                              Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:           It is anticipated that theOffered Certificates
                              generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:                 The Offered Certificates will be available in
                              book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                              System.

Cut-off Date:                 June 1, 2005.

Expected Pricing Date:        On or about June [8], 2005.

Expected Closing Date:        On or about June 21, 2005.

Expected Settlement Date      On or about June 21, 2005.

Distribution Date:            The 25th day of each month (or if not a business
                              day, the next succeeding business day) commencing in July 2005.

Accrued Interest:             The price to be paid by investors for the Class
                              AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class
                              B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat). The
                              Class AF-2, Class AF-3, Class AF-4, Class AF-5,
                              Class AF-6, Class M-1, Class M-2, Class M-3, Class
                              M-4, Class M-5 and Class M-6 Certificates will settle with accrued interest of 20 days.

Interest Accrual Period:      The interest accrual period for each Distribution
                              Date with respect to the Class AF-1, Class AV-1A,
                              Class AV-1B, Class AV-2, Class B-1, Class B-2 and
                              Class B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class
                              AF-4, Class AF-5, Class AF-6, Class M-1, Class
                              M-2, Class M-3, Class M-4, Class M-5 and Class M-6
                              Certificates will be the calendar month preceding the month in which such Distribution Date occurs
                              (on a 30/360 basis).

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:            The Offered Certificates are not expected to
                              constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                With respect to each Distribution Date, the
                              Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Trustee Fee:                  With respect to each Distribution  Date, the
                              Trustee will be entitled to 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:         The terms of the transaction allow for a clean-up
                              call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:     The Offered Certificates will be priced based
                              on the following collateral prepayment
                              assumptions:
                              FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR
                              over 10 months, 20% thereafter)
                              ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans was approximately
                              $651,683,229, of which: (i) approximately
                              $429,745,906 consisted of a pool of conforming and non-conforming balance fixed rate mortgage loans
                              (the "GROUP I MORTGAGE LOANS"), (ii) approximately
                              $121,937,283 consisted of a pool of conforming balance adjustable rate mortgage loans (the "GROUP
                              II-A MORTGAGE LOANS") and (iii) approximately
                              $100,000,040 consisted of a pool of conforming and non-conforming balance adjustable rate mortgage loans (the "GROUP II-B MORTGAGE LOANS", together with the Group II-A Mortgage Loans, the "GROUP II
                              MORTGAGE LOANS"). The Group I Mortgage Loans and the Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:            The "PASS-THROUGH RATE" on each Class of
                              Offered Certificates, Class B-1 Certificates,
                              Class B-2 Certificates and Class B-3 Certificates will be equal to the lesser of (i) the related
                              Formula Rate and (ii) the related Net WAC Cap.

Formula Rate:                 The "FORMULA RATE" for the Class AF-1,
                              Class AV-1A, Class AV-1B, Class AV-2, Class B-1,
                              Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                              The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net Mortgage Rate:   The "ADJUSTED NET MORTGAGE RATE" for each
                              Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Net WAC Cap:                  The "NET WAC CAP" with respect to each
                              Distribution Date is a rate equal to:

                              a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                              b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").

                              c) with respect to the Class AV-1A and Class AV-1B Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                              d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                              e) with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.

                              f) with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap Carryover         The "NET WAC CAP CARRYOVER AMOUNT" for each Class
Amount:                       of the Offered Certificates and the Class B-1,
                              Class B-2 or Class B-3 Certificates is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover
                              Amount from the prior Distribution Date together with accrued interest thereon at the related
                              Formula Rate. Any Net WAC Cap Carryover Amount will be paid on such Distribution Date or future
                              Distribution Dates to the extent of funds available.

Credit Enhancement:           Consists of the following:
                              1.  Excess Cashflow
                              2.  Overcollateralization Amount and
                              3.  Subordination

Excess Cashflow:              The "EXCESS CASHFLOW" for any Distribution Date
                              will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization         The "OVERCOLLATERALIZATION AMOUNT" (or "O/C")
Amount:                       is equal to the excess of (i) the aggregate
                              principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered
                              Certificates and Class B-1, Class B-2 and Class
                              B-3 Certificates. On the Closing Date, the
                              Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Targeted                      Prior to the Stepdown Date, the "Targeted
Overcollateralization         Overcollateralization Amount" is equal to the sum
Amount:                       of (a) approximately [1.65]% of the aggregate
                              principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early
                              Distribution Amount.

                              On or after the Stepdown Date, the Targeted
                              Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately [8.80]% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior Distribution Date pursuant to clauses 5), 6) and 7) of "Priority of Distributions").

Stepdown Date:                The earlier to occur of

                              1. the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and

                              2.   the later to occur of
                                   a.   the Distribution Date occurring in July
                                        2008 and
                                   b. the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [44.30]%.

Aggregate Class B Early       As of any Distribution Date, the aggregate sum of
Class Distribution Amount:    all amounts paid to the Class B-1, Class B-2 and
                              B-3 Certificates on prior Distribution Dates from
                              Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".

Senior Enhancement            The "SENIOR  ENHANCEMENT  PERCENTAGE"  for a
Percentage:                   Distribution  Date is equal to (a) the sum of the
                              aggregate principal balance of the Subordinate
                              Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Distribution Date divided by (b) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period.

                              ---------------------------------------------------------------------------
Expected Credit Support         Initial Credit Support                      Expected Credit Support
Percentages:                       On Closing Date                         On or After Stepdown Date
                              ---------------------------------------------------------------------------
                                CLASS                PERCENT              CLASS                PERCENT
                                Class A              20.50%               Class A              44.30%
                                Class M-1            13.50%               Class M-1            30.30%
                                Class M-2            8.05%                Class M-2            19.40%
                                Class M-3            6.45%                Class M-3            16.20%
                                Class M-4            5.05%                Class M-4            13.40%
                                Class M-5            3.85%                Class M-5            11.00%
                                Class M-6            2.75%                Class M-6            8.80%
                                Class B-1            2.00%                Class B-1            7.30%
                                Class B-2            1.00%                Class B-2            5.30%
                                Class B-3            0.00%                Class B-3            3.30%


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Trigger Event:                A "TRIGGER EVENT" is in effect on any Distribution
                              Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [36.00]% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

                              ------------------------------------------------------------------------------------------------------
                                Distribution Date Occurring In                          Percentage
                              ------------------------------------------------------------------------------------------------------
                                July 2007-June 2008                [1.25]% for the first month plus an additional 1/12th of [1.50]%
                                                                   for each month thereafter
                                July 2008-June 2009                [2.75]% for the first month plus an additional 1/12th of [1.50]%
                                                                   for each month thereafter
                                July 2009-June 2010                [4.25]% for the first month plus an additional 1/12th of [1.50]%
                                                                   for each month thereafter
                                July 2010-June 2011                [5.75]% for the first month plus an additional 1/12th of [0.75]%
                                                                   for each month thereafter
                                July 2011and thereafter            [6.50]%

Group II-A Trigger Event:     A "GROUP II-A TRIGGER EVENT" is in effect on any
                              Distribution Date, if (x) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date, for the related Distribution Date are greater than [2.75]% on any Distribution Date prior to the Stepdown Date or (y) a Trigger Event is in effect on any Distribution Date on or after the Stepdown Date.

Realized Losses:              If a Mortgage Loan becomes a liquidated loan, the
                              net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage
                              Loan. The amount of such difference is a "Realized
                              Loss." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess
                              Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, then to the Class B-2
                              Certificates, then to the Class B-1 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4
                              Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, then to the Class M-1 Certificates and then, in the case of any remaining Realized Losses on the Group II-A
                              Mortgage Loans, to the Class AV-1B Certificates.
                              Realized Losses will not be allocated to any of the Class A Certificates (except for the Class
                              AV-1B Certificates to the limited extent described above).

Priority of Distributions:    Available funds from the Mortgage Loans will be
                              distributed as follows:

                              1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates and eleventh monthly interest to the Class B-3 Certificates.

                              2)   Principal funds, as follows: monthly
                                   principal to the Senior Certificates as
                                   described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                              Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                              3) Excess Cashflow as follows in the following order:

                                   a)   any remaining unpaid interest to the
                                        Senior Certificates pro rata.
                                   b)   as principal to the Offered
                                        Certificates, Class B-1, Class B-2 and
                                        Class B-3 Certificates to build or
                                        maintain O/C as described under
                                        "Principal Paydown".
                                   c)   any unpaid applied Realized Loss amount
                                        to the Class AV-1B Certificates.
                                   d)   any previously unpaid interest to the
                                        Class M-1 Certificates.
                                   e)   any unpaid applied Realized Loss amount
                                        to the Class M-1 Certificates.
                                   f)   any previously unpaid interest to the
                                        Class M-2 Certificates.
                                   g)   any unpaid applied Realized Loss amount
                                        to the Class M-2 Certificates.
                                   h)   any previously unpaid interest to the
                                        Class M-3 Certificates.
                                   i)   any unpaid applied Realized Loss amount
                                        to the Class M-3 Certificates.
                                   j)   any previously unpaid interest to the
                                        Class M-4 Certificates.
                                   k)   any unpaid applied Realized Loss amount
                                        to the Class M-4 Certificates.
                                   l)   any previously unpaid interest to the
                                        Class M-5 Certificates.
                                   m)   any unpaid applied Realized Loss amount
                                        to the Class M-5 Certificates.
                                   n)   any previously unpaid interest to the
                                        Class M-6 Certificates.
                                   o)   any unpaid applied Realized Loss amount
                                        to the Class M-6 Certificates.
                                   p)   any previously unpaid interest to the
                                        Class B-1 Certificates.
                                   q)   any unpaid applied Realized Loss amount
                                        to the Class B-1 Certificates.
                                   r)   any previously unpaid interest to the
                                        Class B-2 Certificates.
                                   s)   any unpaid applied Realized Loss amount
                                        to the Class B-2 Certificates.
                                   t)   any previously unpaid interest to the
                                        Class B-3 Certificates.
                                   u)   any unpaid applied Realized Loss amount
                                        to the Class B-3 Certificates.

                              4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, pro rata.

                              5) Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                              6) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                              7) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                              8)   Any remaining Excess Cashflow to the
                                   non-offered certificates (other than the
                                   Class B-1 Class B-2 and Class B-3
                                   Certificates) as described in the pooling agreement.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Principal Paydown:                 1)   Prior to the Stepdown Date or if a
                                        Trigger Event is in effect, principal
                                        will be paid to the Senior Certificates
                                        generally pro rata based on the
                                        principal collected from the related
                                        loan group (and to the extent remaining
                                        unpaid, from excess principal from the
                                        other loan groups). After the Senior
                                        Certificates have been retired,
                                        principal will be applied sequentially
                                        in the following order of priority: i)
                                        the Class M-1 Certificates, ii) the
                                        Class M-2 Certificates, iii) the Class
                                        M-3 Certificates, iv) the Class M-4
                                        Certificates, v) the Class M-5
                                        Certificates, vi) the Class M-6
                                        Certificates, vii) the Class B-1
                                        Certificates, viii) the Class B-2
                                        Certificates, and then ix) the Class B-3
                                        Certificates.

                                   2)   On or after the Stepdown Date and if a
                                        Trigger Event is not in effect, all the
                                        Offered Certificates and the Class B-1,
                                        Class B-2 and Class B-3 Certificates
                                        will be entitled to receive payments of
                                        principal in the following order of
                                        priority: first to the Senior
                                        Certificates, generally pro rata, based
                                        on the principal collected from the
                                        related loan groups (and to the extent
                                        remaining unpaid, from excess principal
                                        from the other loan groups), such that
                                        the Senior Certificates will have at
                                        least [44.30]% credit enhancement,
                                        second to the Class M-1 Certificates
                                        such that the Class M-1 Certificates
                                        will have at least [30.30]% credit
                                        enhancement, third to the Class M-2
                                        Certificates such that the Class M-2
                                        Certificates will have at least [19.40]% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [16.20]% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least [13.40]% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least [11.00]% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least [8.80]% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least [7.30]% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least [5.30]% credit enhancement, and tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least [3.30]% credit enhancement (subject, in each case, to any overcollateralization floors).

Class AV-1 Principal          The related share of principal allocable to the
Distribution:                 Class AV-1 Certificates will be distributed as
                              follows:

                                   x)   If a Group II-A Trigger Event is not in
                                        effect:

                                        To the Class AV-1A and Class AV-1B
                                        Certificates, pro rata, based on current principal balances until their principal balances are paid to zero.

                                   y)   If a Group II-A Trigger Event is in
                                        effect:

                                        1)   First, to the Class AV-1A
                                             Certificates until its principal
                                             balance is reduced to zero, and

                                        2)   Second, to the Class AV-1B
                                             Certificates until its principal
                                             balance is reduced to zero.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Class AF Principal            Principal allocated to the Class AF Certificates
Distribution:                 will be distributed in the following order of
                              priority:

                              1.
                                   a.   To the Class AF-6 Certificates, the
                                        Lockout Percentage of their pro-rata
                                        share of principal allocated to the
                                        Class AF Certificates until month 108 as described below until its principal balance is reduced to zero.

                                          ----------------------------------
                                             MONTH       Lockout Percentage
                                          ----------------------------------
                                             1 - 36              0%
                                             37 - 60            45%
                                             61 - 72            80%
                                             73 - 84           100%
                                             85 - 108          300%

                                   b.   To the Class AF-6 Certificates, 100% of
                                        the principal allocated to the Class AF
                                        Certificates in or after month 109 until its principal balance is reduced to zero.

                              2. Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Class AV-1A Yield             On the Closing Date, the Trustee will enter into a
Maintenance Agreement:        yield maintenance agreement with a counterparty
                              (the "COUNTERPARTY") for the benefit of the Class
                              AV-1A Certificates (the "AV-1A YIELD MAINTENANCE
                              AGREEMENT"). The notional balance and strike rate of the AV-1A Yield Maintenance Agreement on each Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike.
                              The AV-1A Yield Maintenance Agreement will terminate after the Distribution Date in [August
                              2008]. Any payments received from the AV-1A Yield
                              Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1A
                              Certificates to pay any related unpaid Net WAC Cap
                              Carryover Amounts.

--------------------------------------------------------------------------------
                Class AV-1A Yield Maintenance Agreement Schedule

 Period               Notional ($)           Cap Strike (%)      Cap Ceiling (%)
--------------------------------------------------------------------------------
    1                97,540,000.00                5.503%              10.500%
    2                94,742,771.10                6.036%              10.500%
    3                92,026,579.33                6.036%              10.500%
    4                89,388,708.52                6.237%              10.500%
    5                86,826,556.82                6.036%              10.500%
    6                84,337,663.09                6.237%              10.500%
    7                81,918,888.54                6.036%              10.500%
    8                79,565,630.74                6.036%              10.500%
    9                77,275,979.62                6.683%              10.500%
   10                75,048,179.47                6.036%              10.500%
   11                72,880,527.94                6.237%              10.500%
   12                70,771,369.40                6.036%              10.500%
   13                68,719,093.65                6.237%              10.500%
   14                66,722,134.69                6.036%              10.500%
   15                64,778,969.49                6.036%              10.500%
   16                62,888,116.86                6.237%              10.500%
   17                61,048,136.25                6.036%              10.500%
   18                59,257,626.69                6.237%              10.500%
   19                57,515,225.66                6.036%              10.500%
   20                55,819,608.08                6.043%              10.500%
   21                54,169,556.55                8.052%              10.500%
   22                52,573,392.03                7.945%              10.500%
   23                51,024,617.59                8.210%              10.500%
   24                49,516,886.60                7.945%              10.500%
   25                48,049,075.32                8.211%              10.500%
   26                46,620,490.19                7.949%              10.500%
   27                45,231,191.68                8.378%              10.500%
   28                43,882,054.61                8.892%              10.500%
   29                42,570,942.82                8.606%              10.500%
   30                41,295,809.96                8.894%              10.500%
   31                40,055,616.02                8.607%              10.500%
   32                38,849,395.79                8.637%              10.500%
   33                            -                0.000%              10.500%
   34                36,546,940.74               10.097%              10.500%
   35                35,489,261.06               10.434%              10.500%
   36                34,460,512.30               10.098%              10.500%
   37                33,459,906.29               10.435%              10.500%
   38                33,459,906.29               10.110%              10.500%

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Class AV-1B Yield             On the Closing Date, the Trustee will enter into a
Maintenance Agreement:        yield maintenance agreement with a counterparty
                              (the "COUNTERPARTY") for the benefit of the Class
                              AV-1B Certificates (the "AV-1B YIELD MAINTENANCE
                              AGREEMENT"). The notional balance and strike rate of the AV-1B Yield Maintenance Agreement on each Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike.
                              The AV-1B Yield Maintenance Agreement will terminate after the Distribution Date in [August
                              2008]. Any payments received from the AV-1B Yield
                              Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1B
                              Certificates to pay any related unpaid Net WAC Cap
                              Carryover Amounts.

--------------------------------------------------------------------------------
                Class AV-1B Yield Maintenance Agreement Schedule

 Period               Notional ($)           Cap Strike (%)      Cap Ceiling (%)
--------------------------------------------------------------------------------
    1                24,390,000.00               5.503%              10.500%
    2                23,690,549.39               6.036%              10.500%
    3                23,011,362.21               6.036%              10.500%
    4                22,351,759.29               6.237%              10.500%
    5                21,711,090.02               6.036%              10.500%
    6                21,088,739.01               6.237%              10.500%
    7                20,483,921.38               6.036%              10.500%
    8                19,895,486.30               6.036%              10.500%
    9                19,322,956.15               6.683%              10.500%
   10                18,765,891.91               6.036%              10.500%
   11                18,223,867.92               6.237%              10.500%
   12                17,696,470.16               6.036%              10.500%
   13                17,183,296.02               6.237%              10.500%
   14                16,683,953.92               6.036%              10.500%
   15                16,198,063.01               6.036%              10.500%
   16                15,725,252.92               6.237%              10.500%
   17                15,265,163.45               6.036%              10.500%
   18                14,817,444.28               6.237%              10.500%
   19                14,381,754.70               6.036%              10.500%
   20                13,957,763.39               6.043%              10.500%
   21                13,545,165.92               8.052%              10.500%
   22                13,146,042.97               7.945%              10.500%
   23                12,758,769.97               8.210%              10.500%
   24                12,381,759.94               7.945%              10.500%
   25                12,014,731.87               8.211%              10.500%
   26                11,657,512.36               7.949%              10.500%
   27                11,310,116.52               8.378%              10.500%
   28                10,972,763.09               8.892%              10.500%
   29                10,644,917.93               8.606%              10.500%
   30                10,326,069.36               8.894%              10.500%
   31                10,015,957.30               8.607%              10.500%
   32                 9,714,340.41               8.637%              10.500%
   33                            -               0.000%              10.500%
   34                 9,138,608.62              10.097%              10.500%
   35                 8,874,134.48              10.434%              10.500%
   36                 8,616,894.56              10.098%              10.500%
   37                 8,366,691.76              10.435%              10.500%
   38                 8,366,691.76              10.110%              10.500%

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Class AV-2 Yield              On the Closing Date, the Trustee will enter into a
Maintenance Agreement:        yield maintenance agreement with a counterparty
                              (the "COUNTERPARTY") for the benefit of the Class
                              AV-2 Certificates (the "AV-2 YIELD MAINTENANCE
                              AGREEMENT"). The notional balance and strike rate of the AV-2 Yield Maintenance Agreement on each Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike.
                              The AV-2 Yield Maintenance Agreement will terminate after the Distribution Date in [September 2008]. Any payments received from the AV-2 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class
                              AV-2 Certificates to pay any related unpaid Net
                              WAC Cap Carryover Amounts.

--------------------------------------------------------------------------------
                 Class AV-2 Yield Maintenance Agreement Schedule

 Period               Notional ($)           Cap Strike (%)      Cap Ceiling (%)
--------------------------------------------------------------------------------
    1               100,000,000.00               5.356%              10.500%
    2                97,129,574.28               5.874%              10.500%
    3                94,342,377.53               5.874%              10.500%
    4                91,635,618.59               6.070%              10.500%
    5                89,006,623.83               5.874%              10.500%
    6                86,452,864.16               6.070%              10.500%
    7                83,971,115.39               5.874%              10.500%
    8                81,556,651.86               5.874%              10.500%
    9                79,207,510.54               6.504%              10.500%
   10                76,921,886.96               5.875%              10.500%
   11                74,698,031.47               6.070%              10.500%
   12                72,534,242.51               5.875%              10.500%
   13                70,428,865.21               6.070%              10.500%
   14                68,380,290.19               5.875%              10.500%
   15                66,386,952.27               5.875%              10.500%
   16                64,447,329.25               6.070%              10.500%
   17                62,559,940.79               5.875%              10.500%
   18                60,723,347.19               6.070%              10.500%
   19                58,936,148.36               5.875%              10.500%
   20                57,196,982.65               5.875%              10.500%
   21                55,504,527.00               7.999%              10.500%
   22                53,868,657.76               7.650%              10.500%
   23                52,279,524.85               7.906%              10.500%
   24                50,732,561.40               7.651%              10.500%
   25                49,226,611.63               7.906%              10.500%
   26                47,760,961.19               7.652%              10.500%
   27                46,335,654.30               8.136%              10.500%
   28                44,951,941.14               8.554%              10.500%
   29                43,606,875.34               8.279%              10.500%
   30                42,298,770.51               8.556%              10.500%
   31                41,026,557.14               8.280%              10.500%
   32                39,789,242.59               8.336%              10.500%
   33                38,586,257.32              10.008%              10.500%
   34                37,426,580.82               9.643%              10.500%
   35                36,341,263.49               9.965%              10.500%
   36                35,285,686.64               9.644%              10.500%
   37                34,259,038.83               9.966%              10.500%
   38                34,259,038.83               9.664%              10.500%
   39                34,259,038.83              10.329%              10.500%

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                Class AV-1A Net WAC Cap
                         Class AV-1A                             Class AV-1A                              Class AV-1A
           Class AV-1A    Effective               Class AV-1A     Effective                Class AV-1A     Effective
             Net WAC       Net WAC                  Net WAC        Net WAC                   Net WAC        Net WAC
 Period     Cap(1)(3)   Cap(1)(2)(3)    Period     Cap(1)(3)    Cap(1)(2)(3)     Period     Cap(1)(3)    Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------
    1        5.503%        10.500%        37        10.435%        10.500%         73        12.570%        12.570%
    2        6.036%        10.500%        38        10.110%        10.500%         74        12.164%        12.164%
    3        6.036%        10.500%        39        10.809%        10.809%         75        12.164%        12.164%
    4        6.237%        10.500%        40        11.405%        11.405%         76        12.572%        12.572%
    5        6.036%        10.500%        41        11.037%        11.037%         77        12.175%        12.175%
    6        6.237%        10.500%        42        11.405%        11.405%         78        12.588%        12.588%
    7        6.036%        10.500%        43        11.038%        11.038%         79        12.182%        12.182%
    8        6.036%        10.500%        44        11.050%        11.050%         80        12.182%        12.182%
    9        6.683%        10.500%        45        12.675%        12.675%         81        13.023%        13.023%
   10        6.036%        10.500%        46        11.566%        11.566%         82        12.182%        12.182%
   11        6.237%        10.500%        47        11.952%        11.952%         83        12.588%        12.588%
   12        6.036%        10.500%        48        11.567%        11.567%         84        12.182%        12.182%
   13        6.237%        10.500%        49        11.952%        11.952%         85        12.589%        12.589%
   14        6.036%        10.500%        50        11.576%        11.576%         86        12.182%        12.182%
   15        6.036%        10.500%        51        11.846%        11.846%         87        12.182%        12.182%
   16        6.237%        10.500%        52        12.241%        12.241%         88        12.589%        12.589%
   17        6.036%        10.500%        53        11.846%        11.846%         89        12.183%        12.183%
   18        6.237%        10.500%        54        12.241%        12.241%         90        12.589%        12.589%
   19        6.036%        10.500%        55        11.850%        11.850%         91        12.183%        12.183%
   20        6.043%        10.500%        56        11.852%        11.852%         92        12.183%        12.183%
   21        8.052%        10.500%        57        13.139%        13.139%         93        13.488%        13.488%
   22        7.945%        10.500%        58        11.938%        11.938%         94        12.183%        12.183%
   23        8.210%        10.500%        59        12.394%        12.394%         95        12.589%        12.589%
   24        7.945%        10.500%        60        12.023%        12.023%         96        12.183%        12.183%
   25        8.211%        10.500%        61        12.425%        12.425%         97        12.589%        12.589%
   26        7.949%        10.500%        62        12.024%        12.024%         98        12.183%        12.183%
   27        8.378%        10.500%        63        12.024%        12.024%         99        12.183%        12.183%
   28        8.892%        10.500%        64        12.460%        12.460%        100        12.589%        12.589%
   29        8.606%        10.500%        65        12.082%        12.082%        101        12.183%        12.183%
   30        8.894%        10.500%        66        12.496%        12.496%        102        12.589%        12.589%
   31        8.607%        10.500%        67        12.094%        12.094%        103        12.183%        12.183%
   32        8.637%        10.500%        68        12.094%        12.094%        104        12.183%        12.183%
   33       10.550%        10.550%        69        13.390%        13.390%        105        13.488%        13.488%
   34       10.097%        10.500%        70        12.128%        12.128%        106        12.183%        12.183%
   35       10.434%        10.500%        71        12.557%        12.557%
   36       10.098%        10.500%        72        12.163%        12.163%

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                Class AV-1B Net WAC Cap
                         Class AV-1B                             Class AV-1B                              Class AV-1B
           Class AV-1B    Effective               Class AV-1B     Effective                Class AV-1B     Effective
             Net WAC       Net WAC                  Net WAC        Net WAC                   Net WAC        Net WAC
 Period     Cap(1)(3)   Cap(1)(2)(3)    Period     Cap(1)(3)    Cap(1)(2)(3)     Period     Cap(1)(3)    Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------
    1        5.503%        10.500%        37        10.435%        10.500%         73        12.570%        12.570%
    2        6.036%        10.500%        38        10.110%        10.500%         74        12.164%        12.164%
    3        6.036%        10.500%        39        10.809%        10.809%         75        12.164%        12.164%
    4        6.237%        10.500%        40        11.405%        11.405%         76        12.572%        12.572%
    5        6.036%        10.500%        41        11.037%        11.037%         77        12.175%        12.175%
    6        6.237%        10.500%        42        11.405%        11.405%         78        12.588%        12.588%
    7        6.036%        10.500%        43        11.038%        11.038%         79        12.182%        12.182%
    8        6.036%        10.500%        44        11.050%        11.050%         80        12.182%        12.182%
    9        6.683%        10.500%        45        12.675%        12.675%         81        13.023%        13.023%
   10        6.036%        10.500%        46        11.566%        11.566%         82        12.182%        12.182%
   11        6.237%        10.500%        47        11.952%        11.952%         83        12.588%        12.588%
   12        6.036%        10.500%        48        11.567%        11.567%         84        12.182%        12.182%
   13        6.237%        10.500%        49        11.952%        11.952%         85        12.589%        12.589%
   14        6.036%        10.500%        50        11.576%        11.576%         86        12.182%        12.182%
   15        6.036%        10.500%        51        11.846%        11.846%         87        12.182%        12.182%
   16        6.237%        10.500%        52        12.241%        12.241%         88        12.589%        12.589%
   17        6.036%        10.500%        53        11.846%        11.846%         89        12.183%        12.183%
   18        6.237%        10.500%        54        12.241%        12.241%         90        12.589%        12.589%
   19        6.036%        10.500%        55        11.850%        11.850%         91        12.183%        12.183%
   20        6.043%        10.500%        56        11.852%        11.852%         92        12.183%        12.183%
   21        8.052%        10.500%        57        13.139%        13.139%         93        13.488%        13.488%
   22        7.945%        10.500%        58        11.938%        11.938%         94        12.183%        12.183%
   23        8.210%        10.500%        59        12.394%        12.394%         95        12.589%        12.589%
   24        7.945%        10.500%        60        12.023%        12.023%         96        12.183%        12.183%
   25        8.211%        10.500%        61        12.425%        12.425%         97        12.589%        12.589%
   26        7.949%        10.500%        62        12.024%        12.024%         98        12.183%        12.183%
   27        8.378%        10.500%        63        12.024%        12.024%         99        12.183%        12.183%
   28        8.892%        10.500%        64        12.460%        12.460%        100        12.589%        12.589%
   29        8.606%        10.500%        65        12.082%        12.082%        101        12.183%        12.183%
   30        8.894%        10.500%        66        12.496%        12.496%        102        12.589%        12.589%
   31        8.607%        10.500%        67        12.094%        12.094%        103        12.183%        12.183%
   32        8.637%        10.500%        68        12.094%        12.094%        104        12.183%        12.183%
   33       10.550%        10.550%        69        13.390%        13.390%        105        13.488%        13.488%
   34       10.097%        10.500%        70        12.128%        12.128%        106        12.183%        12.183%
   35       10.434%        10.500%        71        12.557%        12.557%
   36       10.098%        10.500%        72        12.163%        12.163%

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  Class AV-2 Net WAC Cap
                        Class AV-2                             Class AV-2                                Class AV-2
          Class AV-2   Effective Net             Class AV-2   Effective Net              Class AV-2     Effective Net
           Net WAC         WAC                    Net WAC         WAC                      Net WAC          WAC
Period     Cap(1)(3)   Cap(1)(2)(3)    Period    Cap(1)(3)    Cap(1)(2)(3)     Period     Cap(1)(3)      Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------
1           5.356%      10.500%          37        9.966%        10.500%         73         12.285%        12.285%
2           5.874%      10.500%          38        9.664%        10.500%         74         11.889%        11.889%
3           5.874%      10.500%          39        10.329%       10.500%         75         11.899%        11.899%
4           6.070%      10.500%          40        10.869%       10.869%         76         12.296%        12.296%
5           5.874%      10.500%          41        10.519%       10.519%         77         11.903%        11.903%
6           6.070%      10.500%          42        10.870%       10.870%         78         12.377%        12.377%
7           5.874%      10.500%          43        10.520%       10.520%         79         11.977%        11.977%
8           5.874%      10.500%          44        10.539%       10.539%         80         11.977%        11.977%
9           6.504%      10.500%          45        12.038%       12.038%         81         12.803%        12.803%
10          5.875%      10.500%          46        10.943%       10.943%         82         11.977%        11.977%
11          6.070%      10.500%          47        11.309%       11.309%         83         12.377%        12.377%
12          5.875%      10.500%          48        10.944%       10.944%         84         11.977%        11.977%
13          6.070%      10.500%          49        11.310%       11.310%         85         12.377%        12.377%
14          5.875%      10.500%          50        10.964%       10.964%         86         11.977%        11.977%
15          5.875%      10.500%          51        11.145%       11.145%         87         11.978%        11.978%
16          6.070%      10.500%          52        11.565%       11.565%         88         12.377%        12.377%
17          5.875%      10.500%          53        11.192%       11.192%         89         11.978%        11.978%
18          6.070%      10.500%          54        11.566%       11.566%         90         12.377%        12.377%
19          5.875%      10.500%          55        11.194%       11.194%         91         11.978%        11.978%
20          5.875%      10.500%          56        11.194%       11.194%         92         11.978%        11.978%
21          7.999%      10.500%          57        12.521%       12.521%         93         13.261%        13.261%
22          7.650%      10.500%          58        11.309%       11.309%         94         11.978%        11.978%
23          7.906%      10.500%          59        11.699%       11.699%         95         12.377%        12.377%
24          7.651%      10.500%          60        11.578%       11.578%         96         11.978%        11.978%
25          7.906%      10.500%          61        11.964%       11.964%         97         12.377%        12.377%
26          7.652%      10.500%          62        11.578%       11.578%         98         11.978%        11.978%
27          8.136%      10.500%          63        11.633%       11.633%         99         11.978%        11.978%
28          8.554%      10.500%          64        12.021%       12.021%         100        12.377%        12.377%
29          8.279%      10.500%          65        11.637%       11.637%         101        11.978%        11.978%
30          8.556%      10.500%          66        12.125%       12.125%         102        12.377%        12.377%
31          8.280%      10.500%          67        11.734%       11.734%         103        11.978%        11.978%
32          8.336%      10.500%          68        11.734%       11.734%         104        11.978%        11.978%
33          10.008%     10.500%          69        13.051%       13.051%         105        13.261%        13.261%
34          9.643%      10.500%          70        11.788%       11.788%         106        11.978%        11.978%
35          9.965%      10.500%          71        12.185%       12.185%
36          9.644%      10.500%          72        11.889%       11.889%

(1)   Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3)   Assumes the Pricing Prepayment Speed to call.



                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 EXCESS SPREAD (1)(2)
            FWD 1         FWD 6                                                FWD 1        FWD 6
            Month         Month      STATIC           FORWARD                  Month        Month       STATIC            FORWARD
Period     LIBOR %       LIBOR %     LIBOR %          LIBOR %      Period     LIBOR %      LIBOR %      LIBOR %           LIBOR %
------------------------------------------------------------------------------------------------------------------------------------
1          3.1500        3.5200      1.9710           1.9710        54        4.1433       4.2093       2.8607            2.7073
2          3.3575        3.6196      2.1719           2.0430        55        4.1483       4.2148       2.8261            2.6571
3          3.5238        3.6812      2.1680           1.9390        56        4.1543       4.2427       2.8257            2.6509
4          3.5419        3.7268      2.2301           2.0006        57        4.1591       4.2722       2.9448            2.8091
5          3.6320        3.7719      2.1573           1.8737        58        4.1628       4.3042       2.8475            2.6797
6          3.7685        3.8106      2.2150           1.8664        59        4.1681       4.3337       2.8923            2.7293
7          3.7381        3.8193      2.1424           1.8112        60        4.1729       4.3648       2.8879            2.7077
8          3.7378        3.8305      2.1342           1.8093        61        4.3102       4.3985       2.9249            2.7062
9          3.7675        3.8495      2.3088           1.9998        62        4.3176       4.4058       2.8875            2.6488
10         3.8151        3.8603      2.1176           1.7673        63        4.3256       4.4152       2.8922            2.6687
11         3.8464        3.8708      2.1671           1.8140        64        4.3333       4.4222       2.9349            2.7222
12         3.8305        3.8814      2.1043           1.7016        65        4.3413       4.4286       2.8985            2.6652
13         3.8047        3.8943      2.1546           1.8253        66        4.3490       4.4363       2.9393            2.7205
14         3.8291        3.9177      2.0946           1.7497        67        4.3551       4.4438       2.9004            2.6591
15         3.8547        3.9427      2.0894           1.7400        68        4.3628       4.4393       2.9008            2.6504
16         3.8791        3.9646      2.1344           1.7933        69        4.3696       4.4337       3.0243            2.8143
17         3.9026        3.9860      2.0788           1.7247        70        4.3752       4.4287       2.9039            2.6437
18         3.9250        4.0094      2.1201           1.7769        71        4.3832       4.4241       2.9464            2.6924
19         3.9489        4.0307      2.0676           1.7129        72        4.3871       4.4184       2.9057            2.6277
20         3.9720        4.0329      2.0629           1.7093        73        4.3653       4.4117       2.9497            2.6882
21         3.9924        4.0334      2.5739           2.2586        74        4.3714       4.4163       2.9081            2.6212
22         4.0131        4.0322      2.6141           2.2695        75        4.3769       4.4222       2.9094            2.6110
23         4.0348        4.0308      2.6449           2.3161        76        4.3820       4.4264       2.9554            2.6633
24         4.0560        4.0256      2.6006           2.2671        77        4.3874       4.4305       2.9125            2.5939
25         3.9438        4.0204      2.6337           2.3516        78        4.3930       4.4356       2.9607            2.6486
26         3.9546        4.0330      2.6050           2.3108        79        4.3973       4.4395       2.9180            2.5788
27         3.9651        4.0447      2.6197           2.3880        80        4.4025       4.4641       2.9213            2.5714
28         3.9765        4.0562      2.6637           2.4679        81        4.4074       4.4895       3.0203            2.7047
29         3.9869        4.0678      2.6375           2.4293        82        4.4115       4.5128       2.9286            2.5705
30         3.9972        4.0787      2.6762           2.4753        83        4.4166       4.5386       2.9817            2.6306
31         4.0078        4.0896      2.6534           2.4400        84        4.4208       4.5629       2.9368            2.5569
32         4.0181        4.1014      2.6733           2.4574        85        4.4946       4.5870       2.9918            2.5880
33         4.0288        4.1110      2.9272           2.7459        86        4.4992       4.5930       2.9441            2.5078
34         4.0380        4.1217      2.8804           2.6960        87        4.5044       4.5981       2.9473            2.5127
35         4.0477        4.1329      2.9039           2.7414        88        4.5100       4.6033       3.0036            2.5805
36         4.0568        4.1421      2.8693           2.7116        89        4.5145       4.6080       2.9542            2.4962
37         4.0745        4.1531      2.8923           2.7545        90        4.5194       4.6126       3.0126            2.5629
38         4.0840        4.1624      2.8334           2.6871        91        4.5242       4.6172       2.9619            2.4755
39         4.0945        4.1722      2.8517           2.7424        92        4.5289       4.6244       2.9671            2.4660
40         4.1039        4.1828      2.8909           2.7879        93        4.5341       4.6299       3.1454            2.7036
41         4.1123        4.1910      2.8625           2.7435        94        4.5370       4.6363       2.9813            2.4558
42         4.1221        4.2002      2.8895           2.7739        95        4.5420       4.6434       3.0490            2.5320
43         4.1307        4.2090      2.8542           2.7242        96        4.5456       4.6487       2.9993            2.4424
44         4.1395        4.2059      2.8502           2.7167        97        4.6157       4.6549       3.0704            2.4868
45         4.1483        4.2019      2.9428           2.8379        98        4.6200       4.6590       3.0197            2.3922
46         4.1558        4.1970      2.8430           2.7051        99        4.6248       4.6631       3.0255            2.3890
47         4.1647        4.1931      2.8716           2.7375        100       4.6294       4.6681       3.0847            2.4730
48         4.1738        4.1875      2.8352           2.6852        101       4.6335       4.6703       3.0182            2.3755
49         4.1160        4.1822      2.8644           2.7378        102       4.6388       4.6738       3.0775            2.4583
50         4.1210        4.1875      2.8294           2.6884        103       4.6425       4.6770       3.0111            2.3609
51         4.1272        4.1934      2.8284           2.6809        104       4.6462       4.7002       3.0075            2.3541
52         4.1327        4.1994      2.8614           2.7186        105       4.6505       4.7210       3.1925            2.6261
53         4.1377        4.2037      2.8268           2.6688        106       4.6531       4.7456       3.0004            2.3508

(1)   Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                           Breakeven Losses
                                                      Static LIBOR                        Forward LIBOR
                                              ----------------------------         ----------------------------
                                                                 Cumulative                         Cumulative
Class     Moody's        S&P                  Break CDR(1)       Losses(2)         Break CDR(1)      Losses(2)
---------------------------------------------------------------------------------------------------------------
M-1       Aa2            AA                   20.25              18.69%             19.76             18.42%
M-2       A2             A                    12.69              13.77%             12.39             13.55%
M-3       A3             A-                   10.89              12.34%             10.62             12.12%
M-4       Baa1           BBB+                 9.43               11.08%             9.19              10.87%
M-5       Baa2           BBB                  8.27               10.00%             8.03              9.78%
M-6       Baa3           BBB-                 7.24               9.00%              7.00              8.76%

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2)   As a percentage of the Cut-Off Date balance of the Mortgage Loans.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                  Bond Summary - To Call
------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           1.81          1.28          1.00            0.83           0.71
Modified Duration (yrs)             1.74          1.24          0.98            0.81           0.70
Principal Window (mths)            1 - 46        1 - 32        1 - 24          1 - 19         1 - 16

CLASS AF-2
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           4.28          2.89          2.20            1.77           1.48
Modified Duration (yrs)             3.85          2.67          2.06            1.68           1.41
Principal Window (mths)            46 - 56       32 - 38       24 - 29         19 - 23        16 - 19

CLASS AF-3
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           6.60          4.18          3.00            2.29           1.90
Modified Duration (yrs)             5.60          3.74          2.76            2.14           1.79
Principal Window (mths)            56 - 120      38 - 69       29 - 49         23 - 32        19 - 26

CLASS AF-4
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.56         7.61          5.00            3.08           2.40
Modified Duration (yrs)              8.71         6.24          4.36            2.80           2.22
Principal Window (mths)            120 - 160     69 - 115      49 - 77         32 - 52        26 - 31

CLASS AF-5
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           13.93         10.10         7.44            4.66           2.64
Modified Duration (yrs)              9.79          7.74         6.07            4.06           2.42
Principal Window (mths)            160 - 175     115 - 127     77 - 98         52 - 60        31 - 32

CLASS AF-6
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                            6.85          6.27          5.88            5.49           3.64
Modified Duration (yrs)              5.71          5.30          5.03            4.75           3.26
Principal Window (mths)            37 - 114      37 - 109      40 - 96         49 - 80        32 - 68

CLASS AV-1A
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                            6.52          4.46          3.29            2.48           1.89
Modified Duration (yrs)              5.39          3.89          2.96            2.29           1.78
Principal Window (mths)            1 - 196       1 - 140       1 - 106          1 - 83         1 - 68

CLASS AV-1B
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                            6.52          4.46          3.29            2.48           1.89
Modified Duration (yrs)              5.38          3.88          2.96            2.29           1.77
Principal Window (mths)            1 - 196       1 - 140       1 - 106          1 - 83         1 - 68


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                          Bond Summary - To Call
-------------------------------------------------------------------------------------------------------
CLASS AV-2
PREPAY SPEED                        50 PPC        75 PPC       100 PPC         125 PPC        150 PPC
WAL (yrs)                            6.51          4.45          3.29            2.48           1.89
Modified Duration (yrs)              5.38          3.88          2.96            2.29           1.78
Principal Window (mths)            1 - 196       1 - 140       1 - 106          1 - 83         1 - 68

CLASS M-1
PREPAY SPEED                        50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           10.95          7.64          5.79            4.91           4.77
Modified Duration (yrs)              8.04          6.08          4.84            4.22           4.15
Principal Window (mths)            64 - 196      43 - 140      38 - 106        43 - 83        47 - 68

CLASS M-2
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           10.95          7.64          5.77            4.77           4.32
Modified Duration (yrs)              7.94          6.03          4.79            4.09           3.76
Principal Window (mths)            64 - 196      43 - 140      38 - 106        40 - 83        42 - 68

CLASS M-3
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           10.95          7.64          5.77            4.72           4.18
Modified Duration (yrs)              7.94          6.02          4.78            4.05           3.65
Principal Window (mths)            64 - 196      43 - 140      37 - 106        39 - 83        41 - 68

CLASS M-4
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           10.95          7.64          5.77            4.71           4.14
Modified Duration (yrs)              7.94          6.03          4.78            4.04           3.62
Principal Window (mths)            64 - 196      43 - 140      37 - 106        39 - 83        40 - 68

CLASS M-5
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           10.95          7.64          5.77            4.69           4.11
Modified Duration (yrs)              7.94          6.03          4.78            4.02           3.59
Principal Window (mths)            64 - 196      43 - 140      37 - 106        38 - 83        39 - 68

CLASS M-6
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           10.95          7.64          5.77            4.69           4.08
Modified Duration (yrs)              7.94          6.02          4.78            4.02           3.58
Principal Window (mths)            64 - 196      43 - 140      37 - 106        38 - 83        39 - 68


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                        Bond Summary - To Maturity
------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           1.81          1.28          1.00            0.83           0.71
Modified Duration (yrs)             1.74          1.24          0.98            0.81           0.70
Principal Window (mths)            1 - 46        1 - 32        1 - 24          1 - 19         1 - 16

CLASS AF-2
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           4.28          2.89          2.20            1.77           1.48
Modified Duration (yrs)             3.85          2.67          2.06            1.68           1.41
Principal Window (mths)            46 - 56       32 - 38       24 - 29         19 - 23        16 - 19

CLASS AF-3
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           6.60          4.18          3.00            2.29           1.90
Modified Duration (yrs)             5.60          3.74          2.76            2.14           1.79
Principal Window (mths)            56 - 120      38 - 69       29 - 49         23 - 32        19 - 26

CLASS AF-4
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.56         7.61          5.00            3.08           2.40
Modified Duration (yrs)              8.71         6.24          4.36            2.80           2.22
Principal Window (mths)            120 - 160     69 - 115      49 - 77         32 - 52        26 - 31

CLASS AF-5
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                          13.93         10.10          7.44            4.66           2.64
Modified Duration (yrs)             9.79          7.74          6.07            4.06           2.42
Principal Window (mths)          160 - 175     115 - 127       77 - 98         52 - 60        31 - 32

CLASS AF-6
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           6.85          6.27          5.88            5.49           3.65
Modified Duration (yrs)             5.71          5.30          5.03            4.75           3.27
Principal Window (mths)          37 - 114        37 - 109      40 - 96         49 - 80        32 - 70

CLASS AV-1A
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           7.29          5.14          3.84            2.95           2.27
Modified Duration (yrs)             5.78          4.30          3.34            2.63           2.07
Principal Window (mths)           1 - 336        1 - 290       1 - 235         1 - 191        1 - 158

CLASS AV-1B
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           7.29          5.14          3.84            2.95           2.27
Modified Duration (yrs)             5.77          4.29          3.33            2.63           2.07
Principal Window (mths)            1 - 336       1 - 290       1 - 235         1 - 191        1 - 158


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                        Bond Summary - To Maturity
------------------------------------------------------------------------------------------------------
CLASS AV-2
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           7.27          5.13          3.84            2.95           2.27
Modified Duration (yrs)             5.77          4.29          3.34            2.63           2.07
Principal Window (mths)            1 - 336       1 - 290       1 - 235         1 - 191        1 - 158

CLASS M-1
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.85         8.43          6.42            5.44           5.21
Modified Duration (yrs)             8.38          6.46          5.20            4.56           4.44
Principal Window (mths)            64 - 315      43 - 255      38 - 201        43 - 162       47 - 134

CLASS M-2
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.80         8.37          6.36            5.26           4.72
Modified Duration (yrs)             8.26          6.37          5.12            4.40           4.04
Principal Window (mths)            64 - 301      43 - 237      38 - 185        40 - 149       42 - 122

CLASS M-3
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.74         8.31          6.30            5.16           4.54
Modified Duration (yrs)             8.24          6.35          5.09            4.33           3.90
Principal Window (mths)            64 - 281      43 - 215      37 - 166        39 - 133       41 - 109

CLASS M-4
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.69         8.26          6.26            5.12           4.47
Modified Duration (yrs)             8.22          6.33          5.07            4.30           3.85
Principal Window (mths)            64 - 272      43 - 205      37 - 158        39 - 126       40 - 103

CLASS M-5
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.62         8.19          6.20            5.05           4.40
Modified Duration (yrs)             8.20          6.30          5.04            4.26           3.80
Principal Window (mths)            64 - 261      43 - 195      37 - 150        38 - 119       39 - 98

CLASS M-6
PREPAY SPEED                       50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                           11.52         8.10          6.13            4.99           4.33
Modified Duration (yrs)             8.16          6.26          5.00            4.22           3.75
Principal Window (mths)            64 - 250      43 - 184      37 - 141        38 - 112       39 - 92


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.


                                        AGGREGATE MORTGAGE LOAN STATISTICS

                                              AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                    ----------         -----------
Scheduled Principal Balance                              $651,683,229.36            $20,367.10         $707,284.19
Average Scheduled Principal Balance                          $183,883.53
Number of Mortgage Loans                                           3,544

Weighted Average Gross Coupon                                     6.735%                4.500%             12.400%
Weighted Average FICO Score                                          645                   525                 810
Weighted Average Combined Original LTV                            83.13%                 9.52%             100.00%

Weighted Average Original Term                                353 months            120 months          360 months
Weighted Average Stated Remaining Term                        349 months            113 months          360 months
Weighted Average Seasoning                                      4 months              0 months           24 months

Weighted Average Gross Margin                                     6.324%                1.800%             10.125%
Weighted Average Minimum Interest Rate                            6.664%                4.270%             10.250%
Weighted Average Maximum Interest Rate                           13.010%               10.500%             17.990%
Weighted Average Initial Rate Cap                                 3.000%                2.300%              3.000%
Weighted Average Subsequent Rate Cap                              1.052%                1.000%              2.000%
Weighted Average Months to Roll                                27 months              4 months           60 months

Maturity Date                                                                 November 1, 2014        June 1, 2035
Maximum Zip Code Concentration                                     0.45%  11236


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE ($)                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                          65     2,444,187.41       0.38        9.514           217       82.80          639
 50,000.01 - 100,000.00                         721    57,048,277.57       8.75        7.445           339       84.52          636
100,000.01 - 150,000.00                         855   106,711,003.97      16.37        7.015           348       84.47          640
150,000.01 - 200,000.00                         660   114,735,421.48      17.61        6.865           349       84.13          641
200,000.01 - 250,000.00                         418    93,232,772.99      14.31        6.631           349       82.77          646
250,000.01 - 300,000.00                         324    88,842,272.66      13.63        6.553           351       82.02          637
300,000.01 - 350,000.00                         218    70,475,489.22      10.81        6.353           354       82.09          655
350,000.01 - 400,000.00                         143    53,528,499.40       8.21        6.368           351       81.59          657
400,000.01 - 450,000.00                          70    29,609,710.59       4.54        6.397           356       83.35          657
450,000.01 - 500,000.00                          54    25,792,926.33       3.96        6.427           356       81.77          658
500,000.01 - 550,000.00                           7     3,687,651.53       0.57        6.358           356       86.66          619
550,000.01 - 600,000.00                           5     2,907,378.37       0.45        6.467           354       75.93          675
600,000.01 - 650,000.00                           1       624,657.90       0.10        8.990           359       89.54          623
650,000.01 - 700,000.00                           2     1,335,695.75       0.20        6.056           358       82.55          686
700,000.01 - 750,000.00                           1       707,284.19       0.11        6.250           356       60.68          675
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        3,544   651,683,229.36     100.00        6.735           349       83.13          645

                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT GROSS RATE                            LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  4.500 -  4.999                                 15     3,037,667.75       0.47        4.895           355       76.27          658
  5.000 -  5.499                                 64    18,343,493.95       2.81        5.326           349       79.23          674
  5.500 -  5.999                                691   163,738,069.53      25.13        5.857           347       79.47          664
  6.000 -  6.499                                415    87,343,121.96      13.40        6.228           351       80.40          652
  6.500 -  6.999                                886   168,973,331.31      25.93        6.789           352       84.11          642
  7.000 -  7.499                                472    76,796,070.57      11.78        7.269           350       85.40          635
  7.500 -  7.999                                659    96,135,597.10      14.75        7.752           350       87.81          624
  8.000 -  8.499                                145    18,234,526.22       2.80        8.251           345       87.52          619
  8.500 -  8.999                                116    13,983,976.88       2.15        8.734           349       87.67          612
  9.000 -  9.499                                 26     2,086,987.75       0.32        9.292           295       86.97          652
  9.500 -  9.999                                 28     1,797,347.77       0.28        9.841           280       80.16          594
 10.000 - 10.499                                  9       494,474.00       0.08       10.333           278       80.52          585
 10.500 - 10.999                                  8       285,290.48       0.04       10.708           197       91.64          615
 11.000 - 11.499                                  7       273,341.08       0.04       11.129           189       73.22          634
 11.500 - 11.999                                  1        33,787.92       0.01       11.875           177       26.88          624
 12.000 - 12.499                                  2       126,145.09       0.02       12.269           156       70.96          602
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
FICO                                           LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                         97    17,820,410.80       2.73        7.432           356       74.99          535
550 - 574                                        141    23,140,196.13       3.55        7.405           354       79.76          564
575 - 599                                        424    72,533,335.26      11.13        7.075           347       82.68          589
600 - 624                                        604   106,933,358.17      16.41        6.894           348       83.31          613
625 - 649                                        788   138,214,989.72      21.21        6.754           350       83.74          637
650 - 674                                        656   123,673,656.57      18.98        6.591           350       83.95          660
675 - 699                                        468    93,427,957.10      14.34        6.491           348       83.99          686
700+                                             366    75,939,325.61      11.65        6.317           349       82.73          734
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
COMBINED ORIGINAL LTV                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.00 - 49.99                                    58     8,755,002.22       1.34        6.588           330       39.66          639
 50.00 - 54.99                                    36     7,523,824.74       1.15        6.320           336       53.27          652
 55.00 - 59.99                                    46     9,430,762.99       1.45        6.297           336       57.70          643
 60.00 - 64.99                                    66    13,243,670.79       2.03        6.377           345       62.61          641
 65.00 - 69.99                                   105    23,167,421.91       3.56        6.247           346       67.49          655
 70.00 - 74.99                                   165    35,056,905.26       5.38        6.496           346       72.54          630
 75.00 - 79.99                                   353    73,354,477.83      11.26        6.506           350       77.35          643
 80.00                                           786   136,732,663.89      20.98        6.558           351       80.00          649
 80.01 - 84.99                                   199    41,082,237.46       6.30        6.572           348       83.41          629
 85.00 - 89.99                                   486    94,285,031.64      14.47        6.831           353       86.67          636
 90.00 - 94.99                                   602   108,788,207.81      16.69        6.964           350       90.70          645
 95.00 - 99.99                                   225    36,763,123.73       5.64        7.179           349       95.72          644
100.00                                           417    63,499,899.09       9.74        7.211           348      100.00          668
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         3,544   651,683,229.36     100.00        6.735           349       83.13          645

                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
120                                                2       332,070.23       0.05        6.737           113       75.86          609
180                                              142    13,645,524.78       2.09        7.300           175       78.83          644
240                                              109    14,718,286.80       2.26        6.960           236       81.75          647
300                                                9     1,697,165.60       0.26        6.204           293       76.74          678
360                                            3,282   621,290,181.95      95.34        6.719           356       83.28          645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                        2       332,070.23       0.05        6.737           113       75.86          609
121 - 180                                      142    13,645,524.78       2.09        7.300           175       78.83          644
181 - 240                                      109    14,718,286.80       2.26        6.960           236       81.75          647
241 - 300                                        9     1,697,165.60       0.26        6.204           293       76.74          678
301 - 360                                    3,282   621,290,181.95      95.34        6.719           356       83.28          645
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
FRM/ARM                                      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                                        2,394   429,745,906.28      65.94        6.762           345       82.39          647
Adjustable                                   1,150   221,937,323.08      34.06        6.682           356       84.57          640
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
PRODUCT                                      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                                  2,132   399,352,858.87      61.28        6.739           356       82.56          647
ARM 2/28                                       739   141,271,231.35      21.68        6.786           356       84.67          639
ARM 3/27                                       316    60,430,945.56       9.27        6.517           356       84.79          643
ARM 5/25                                        95    20,235,146.17       3.11        6.450           358       83.26          639
Fixed 20 yr                                    109    14,718,286.80       2.26        6.960           236       81.75          647
Fixed 15 yr                                     88    10,891,399.31       1.67        6.819           175       77.74          643
Balloon 15 yr                                   54     2,754,125.47       0.42        9.205           176       83.11          644
Fixed 25 yr                                      9     1,697,165.60       0.26        6.204           293       76.74          678
Fixed 10 yr                                      2       332,070.23       0.05        6.737           113       75.86          609
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
 0                                             248    40,901,075.44       6.28        7.256           352       82.45          639
 6                                               9     1,079,226.17       0.17        6.905           355       88.03          656
12                                             213    49,440,877.51       7.59        6.876           351       81.80          640
24                                             470    88,639,905.55      13.60        6.681           354       85.17          647
36                                             867   147,913,107.84      22.70        6.840           350       83.57          645
48                                              16     2,008,785.18       0.31        7.520           341       88.88          629
60                                           1,721   321,700,251.67      49.36        6.608           347       82.61          646
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
LIEN                                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                   3,481   648,950,817.32      99.58        6.723           350       83.09          645
Second Lien                                     63     2,732,412.04       0.42        9.627           187       91.81          644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
DOCUMENTATION TYPE                           LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                                     2,714   465,669,802.79      71.46        6.716           348       84.73          640
SI                                             806   180,105,067.51      27.64        6.791           351       79.13          657
Alt Doc                                         18     4,739,265.57       0.73        6.570           341       80.84          641
Lite Doc                                         6     1,169,093.49       0.18        6.438           354       71.13          672
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
LOAN PURPOSE                                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                            2,866   530,149,155.65      81.35        6.725           349       82.78          641
Purchase                                       434    80,615,935.30      12.37        6.801           354       84.38          666
Rate/Term Refinance                            244    40,918,138.41       6.28        6.734           342       85.18          651
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
PROPERTY TYPE                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                       3,200   580,801,739.22      89.12        6.733           349       83.47          645
Duplex                                         187    44,846,078.69       6.88        6.693           349       78.73          644
Condominium                                    143    22,972,732.62       3.53        6.779           347       83.54          653
Quadruplex                                       6     1,542,716.69       0.24        7.582           358       76.10          640
Triplex                                          5     1,302,088.87       0.20        7.080           357       82.11          665
Townhouse                                        3       217,873.27       0.03        8.373           334       97.56          615
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
OCCUPANCY TYPE                               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                               3,391   627,626,787.95      96.31        6.711           349       83.36          644
Non-Owner Occupied                             151    23,849,183.33       3.66        7.340           347       76.95          667
Second Home                                      2       207,258.08       0.03        8.208           356       90.00          676
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
STATE                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
New York                                       321    86,686,881.46      13.30        6.545           347       79.05          636
California                                     218    64,455,696.45       9.89        6.240           352       76.72          666
New Jersey                                     189    43,519,475.93       6.68        6.451           349       80.17          641
Maryland                                       210    41,772,027.64       6.41        6.752           350       83.46          635
Massachusetts                                  150    39,635,520.41       6.08        6.418           352       82.23          639
Florida                                        232    36,975,249.82       5.67        7.001           350       83.62          638
Michigan                                       258    36,719,459.17       5.63        6.909           350       84.78          648
Illinois                                       178    32,029,657.01       4.91        7.085           350       85.06          633
Ohio                                           248    31,344,442.27       4.81        6.893           344       87.01          648
Virginia                                       160    28,299,233.44       4.34        6.758           345       84.58          638
Georgia                                        171    27,223,228.77       4.18        6.870           350       89.57          660
Pennsylvania                                   130    20,178,618.67       3.10        7.018           349       87.08          640
Connecticut                                     88    17,847,151.24       2.74        6.663           349       80.52          641
Indiana                                        138    15,141,881.87       2.32        6.811           352       86.94          645
North Carolina                                  79    11,859,511.35       1.82        7.056           350       85.87          659
Missouri                                        88    11,042,559.76       1.69        7.275           354       89.95          636
Rhode Island                                    45    10,654,090.93       1.63        6.655           352       83.48          650
Tennessee                                       73     9,119,432.40       1.40        7.147           340       87.88          645
Minnesota                                       44     8,147,579.93       1.25        6.721           352       86.24          665
Arizona                                         51     7,861,023.50       1.21        6.751           353       84.63          642
Wisconsin                                       51     7,546,098.91       1.16        6.953           355       83.77          662
Nevada                                          34     7,186,845.44       1.10        6.758           348       79.68          648
South Carolina                                  44     6,841,373.48       1.05        7.057           344       85.60          655
Alabama                                         40     5,383,365.87       0.83        7.106           340       88.27          635
Kentucky                                        43     5,079,075.43       0.78        7.200           351       88.19          650
New Hampshire                                   22     4,990,697.55       0.77        6.610           354       82.73          652
Maine                                           23     3,988,017.65       0.61        6.786           357       85.34          618
Kansas                                          34     3,738,714.07       0.57        7.265           343       89.80          647
Delaware                                        25     3,700,460.13       0.57        6.644           346       85.09          645
Colorado                                        20     3,392,568.23       0.52        6.915           351       85.31          670
Texas                                           22     3,228,143.75       0.50        7.275           354       83.86          653
New Mexico                                      25     3,092,251.11       0.47        7.236           321       87.14          623
Utah                                            15     2,886,471.82       0.44        6.384           356       84.32          666
Washington                                      15     2,234,114.19       0.34        7.166           347       86.43          648
Oregon                                           9     1,911,916.27       0.29        6.964           356       88.52          660
Oklahoma                                        17     1,837,470.88       0.28        7.251           334       88.81          651
Arkansas                                         8     1,412,011.08       0.22        7.524           358       88.62          631
Nebraska                                        11     1,310,493.67       0.20        7.335           346       86.03          676
Iowa                                             7       582,935.54       0.09        7.768           357       91.28          634
Idaho                                            5       453,777.27       0.07        7.039           355       76.27          652
Vermont                                          1       147,656.34       0.02        7.320           357       80.00          642
Montana                                          1       135,626.14       0.02        5.950           358       90.00          669
South Dakota                                     1        90,422.52       0.01        6.990           237       85.00          668
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
GROSS MARGIN                                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
 1.500 -  1.999                                  1       357,136.31       0.16        4.990           358       76.99          636
 2.000 -  2.499                                  1       195,000.00       0.09        5.875           360       41.94          641
 2.500 -  2.999                                  6     1,819,378.62       0.82        6.110           359       75.98          631
 3.000 -  3.499                                  5     1,295,709.34       0.58        6.676           358       84.54          631
 3.500 -  3.999                                  4       801,301.83       0.36        6.961           359       79.82          602
 4.000 -  4.499                                 11     2,118,341.84       0.95        6.643           357       87.64          628
 4.500 -  4.999                                 36     8,408,827.08       3.79        5.472           356       78.38          665
 5.000 -  5.499                                116    23,639,643.51      10.65        5.710           355       82.29          651
 5.500 -  5.999                                217    46,915,593.41      21.14        6.117           355       84.88          653
 6.000 -  6.499                                188    33,985,681.52      15.31        6.580           357       84.91          652
 6.500 -  6.999                                226    43,628,118.44      19.66        7.079           357       86.84          634
 7.000 -  7.499                                128    20,482,937.86       9.23        7.487           357       87.49          622
 7.500 -  7.999                                169    32,123,684.92      14.47        7.278           357       82.55          622
 8.000 -  8.499                                 22     3,001,524.25       1.35        8.185           357       87.52          611
 8.500 -  8.999                                 17     2,520,618.09       1.14        8.888           357       84.18          586
 9.000 -  9.499                                  2       562,963.67       0.25        9.251           359       90.61          758
10.000 - 10.499                                  1        80,862.39       0.04       10.250           356       71.05          554
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
MINIMUM INTEREST RATE                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                    3       263,041.59       0.12        4.908           355       80.00          671
4.500 - 4.999                                   18     3,939,860.05       1.78        5.176           356       76.94          648
5.000 - 5.499                                   52    12,993,769.83       5.85        5.401           355       82.03          656
5.500 - 5.999                                  214    47,827,023.13      21.55        5.902           355       83.78          654
6.000 - 6.499                                  162    31,240,922.79      14.08        6.322           356       82.61          648
6.500 - 6.999                                  273    52,114,978.93      23.48        6.865           357       87.10          645
7.000 - 7.499                                  129    22,235,462.22      10.02        7.363           357       85.19          631
7.500 - 7.999                                  230    41,596,253.82      18.74        7.352           357       84.47          619
8.000 - 8.499                                   30     4,528,856.80       2.04        8.305           358       85.81          603
8.500 - 8.999                                   33     4,210,805.27       1.90        8.899           357       88.36          591
9.000+                                           6       986,348.65       0.44        9.082           358       85.37          720
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57          640

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
MAXIMUM INTEREST RATE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                   14     2,880,046.57       1.30        5.087           356       76.88          658
11.000 - 11.499                                   37    10,472,594.01       4.72        5.304           355       82.45          660
11.500 - 11.999                                  156    36,540,190.15      16.46        5.842           356       85.16          662
12.000 - 12.499                                  113    23,568,611.45      10.62        6.190           356       82.19          646
12.500 - 12.999                                  279    53,638,996.48      24.17        6.531           356       84.93          640
13.000 - 13.499                                  150    26,091,018.78      11.76        6.886           357       84.70          638
13.500 - 13.999                                  215    36,896,026.37      16.62        7.376           357       86.75          630
14.000 - 14.499                                   63    11,252,109.36       5.07        7.731           357       84.11          622
14.500 - 14.999                                   74    11,330,226.26       5.11        8.154           357       86.54          614
15.000+                                           49     9,267,503.65       4.18        7.757           358       80.11          620
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57          640

                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
INITIAL PERIODIC RATE CAP                      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
2.300                                              1        83,936.14       0.04        8.840           343       80.00          724
3.000                                          1,149   221,853,386.94      99.96        6.681           356       84.57          640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57          640

                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
SUBSEQUENT PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                          1,084   205,020,200.87      92.38        6.723           357       84.87          641
1.500                                             44    10,635,722.94       4.79        6.431           357       81.11          631
2.000                                             22     6,281,399.27       2.83        5.774           353       80.76          625
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57          640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                         GROUP I MORTGAGE LOAN STATISTICS

                                              AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                    ----------         -----------
Scheduled Principal Balance                              $429,745,906.28            $20,367.10         $652,065.62
Average Scheduled Principal Balance                          $179,509.57
Number of Mortgage Loans                                           2,394

Weighted Average Gross Coupon                                     6.762%                5.250%             12.400%
Weighted Average FICO Score                                          647                   525                 810
Weighted Average Combined Original LTV                            82.39%                 9.52%             100.00%

Weighted Average Original Term                                350 months            120 months          360 months
Weighted Average Stated Remaining Term                        345 months            113 months          360 months
Weighted Average Seasoning                                      4 months              0 months           24 months

Maturity Date                                                                 November 1, 2014        June 1, 2035
Maximum Zip Code Concentration
                                                                   0.48%  11236


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                           62     2,308,058.98       0.54        9.672           209       82.80         638
 50,000.01 - 100,000.00                          514    40,489,877.08       9.42        7.549           332       84.00         638
100,000.01 - 150,000.00                          557    69,657,923.49      16.21        7.093           343       84.45         643
150,000.01 - 200,000.00                          448    78,111,905.60      18.18        6.860           345       83.25         643
200,000.01 - 250,000.00                          272    60,489,794.15      14.08        6.617           346       81.52         651
250,000.01 - 300,000.00                          221    60,651,628.24      14.11        6.534           348       81.43         638
300,000.01 - 350,000.00                          150    48,265,114.43      11.23        6.373           352       81.67         657
350,000.01 - 400,000.00                           92    34,429,037.52       8.01        6.302           349       79.48         658
400,000.01 - 450,000.00                           46    19,481,583.85       4.53        6.363           355       81.85         657
450,000.01 - 500,000.00                           27    12,873,497.28       3.00        6.481           355       81.71         659
500,000.01 - 550,000.00                            1       529,655.30       0.12        6.880           357       90.00         593
550,000.01 - 600,000.00                            2     1,181,106.84       0.27        5.313           347       65.31         724
600,000.01 - 650,000.00                            1       624,657.90       0.15        8.990           359       89.54         623
650,000.01 - 700,000.00                            1       652,065.62       0.15        6.125           359       80.00         765
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647

                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                             LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.000 -  5.499                                   18     5,834,916.71       1.36        5.354           338       73.27         713
 5.500 -  5.999                                  472   114,072,037.71      26.54        5.870           343       77.62         667
 6.000 -  6.499                                  254    55,556,042.63      12.93        6.212           348       79.60         654
 6.500 -  6.999                                  593   112,470,259.08      26.17        6.794           350       83.13         641
 7.000 -  7.499                                  344    53,986,934.42      12.56        7.271           347       85.61         637
 7.500 -  7.999                                  465    64,249,773.86      14.95        7.758           346       88.34         627
 8.000 -  8.499                                  100    11,248,087.04       2.62        8.253           338       88.23         627
 8.500 -  8.999                                   77     8,679,215.10       2.02        8.715           344       87.63         624
 9.000 -  9.499                                   20     1,153,904.25       0.27        9.310           245       86.48         622
 9.500 -  9.999                                   25     1,362,559.30       0.32        9.846           255       82.16         611
10.000 - 10.499                                    8       413,611.61       0.10       10.350           263       82.37         591
10.500 - 10.999                                    8       285,290.48       0.07       10.708           197       91.64         615
11.000 - 11.499                                    7       273,341.08       0.06       11.129           189       73.22         634
11.500 - 11.999                                    1        33,787.92       0.01       11.875           177       26.88         624
12.000 - 12.499                                    2       126,145.09       0.03       12.269           156       70.96         602
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FICO                                           LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                         50     9,544,256.09       2.22        7.275           355       74.42         535
550 - 574                                         68    11,302,880.29       2.63        7.459           350       80.24         565
575 - 599                                        288    47,923,662.92      11.15        7.043           341       81.97         589
600 - 624                                        427    73,125,063.71      17.02        6.983           344       83.01         613
625 - 649                                        537    89,741,706.10      20.88        6.851           346       82.82         637
650 - 674                                        428    80,071,232.25      18.63        6.651           347       82.66         660
675 - 699                                        334    64,340,558.64      14.97        6.525           344       83.52         686
700+                                             262    53,696,546.28      12.49        6.275           346       81.29         735
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.00 - 49.99                                    48     6,799,785.32       1.58        6.650           323       39.50         640
 50.00 - 54.99                                    32     6,691,629.72       1.56        6.312           333       53.21         652
 55.00 - 59.99                                    39     7,874,467.60       1.83        6.247           332       57.97         652
 60.00 - 64.99                                    51     9,944,641.75       2.31        6.327           341       62.87         653
 65.00 - 69.99                                    87    20,093,809.14       4.68        6.227           344       67.64         662
 70.00 - 74.99                                   122    26,177,231.19       6.09        6.473           342       72.60         635
 75.00 - 79.99                                   247    49,738,687.56      11.57        6.542           347       77.46         642
 80.00                                           462    80,201,767.77      18.66        6.577           347       80.00         653
 80.01 - 84.99                                   148    28,278,960.19       6.58        6.613           344       83.35         634
 85.00 - 89.99                                   342    64,411,778.03      14.99        6.857           351       86.74         640
 90.00 - 94.99                                   409    69,521,888.52      16.18        7.002           346       90.76         643
 95.00 - 99.99                                   128    20,134,274.71       4.69        7.386           343       95.78         643
100.00                                           279    39,876,984.78       9.28        7.392           343      100.00         670
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
120                                                2       332,070.23       0.08        6.737           113       75.86         609
180                                              142    13,645,524.78       3.18        7.300           175       78.83         644
240                                              109    14,718,286.80       3.42        6.960           236       81.75         647
300                                                9     1,697,165.60       0.39        6.204           293       76.74         678
360                                            2,132   399,352,858.87      92.93        6.739           356       82.56         647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                          2       332,070.23       0.08        6.737           113       75.86         609
121 - 180                                        142    13,645,524.78       3.18        7.300           175       78.83         644
181 - 240                                        109    14,718,286.80       3.42        6.960           236       81.75         647
241 - 300                                          9     1,697,165.60       0.39        6.204           293       76.74         678
301 - 360                                      2,132   399,352,858.87      92.93        6.739           356       82.56         647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FRM/ARM                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Fixed                                          2,394   429,745,906.28     100.00        6.762           345       82.39         647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PRODUCT                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                                    2,132   399,352,858.87      92.93        6.739           356       82.56         647
Fixed 20 yr                                      109    14,718,286.80       3.42        6.960           236       81.75         647
Fixed 15 yr                                       88    10,891,399.31       2.53        6.819           175       77.74         643
Balloon 15 yr                                     54     2,754,125.47       0.64        9.205           176       83.11         644
Fixed 25 yr                                        9     1,697,165.60       0.39        6.204           293       76.74         678
Fixed 10 yr                                        2       332,070.23       0.08        6.737           113       75.86         609
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 0                                                94    13,045,518.34       3.04        7.744           342       84.05         640
 6                                                 6       768,956.07       0.18        7.236           355       89.64         655
12                                                92    17,344,774.61       4.04        7.080           339       79.83         646
24                                                72    10,817,318.26       2.52        7.424           339       84.25         650
36                                               510    84,676,839.24      19.70        6.975           345       82.31         650
48                                                14     1,715,136.44       0.40        7.548           338       87.51         634
60                                             1,606   301,377,363.32      70.13        6.612           346       82.37         647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LIEN                                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                    2,331   427,013,494.24      99.36        6.744           346       82.33         647
Second Lien                                      63     2,732,412.04       0.64        9.627           187       91.81         644
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                            LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                                      1,907   322,575,455.59      75.06        6.757           345       83.90         643
SI                                              471   103,365,288.58      24.05        6.789           347       77.96         659
Alt Doc                                          11     2,945,065.84       0.69        6.452           331       75.49         654
Lite Doc                                          5       860,096.27       0.20        6.549           353       67.95         678
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,394   429,745,906.28     100.00        6.762           345       82.39         647








                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                  LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                             2,036   365,974,043.36      85.16        6.761           345       81.98         644
Purchase                                        174    33,091,234.03       7.70        6.763           351       85.19         677
Rate/Term Refinance                             184    30,680,628.89       7.14        6.780           337       84.27         653
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                        2,165   384,404,216.24      89.45        6.767           345       82.72         647
Duplex                                          126    27,934,198.34       6.50        6.691           345       78.24         647
Condominium                                      93    15,077,200.69       3.51        6.678           343       82.13         654
Triplex                                           5     1,302,088.87       0.30        7.080           357       82.11         665
Quadruplex                                        4     1,002,269.00       0.23        7.799           358       73.06         628
Townhouse                                         1        25,933.14       0.01       11.300           172      100.00         626
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,394   429,745,906.28     100.00        6.762           345       82.39         647



                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
OCCUPANCY TYPE                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                2,287   414,103,155.92      96.36        6.741           346       82.60         647
Non-Owner Occupied                              105    15,435,492.28       3.59        7.323           341       76.64         661
Second Home                                       2       207,258.08       0.05        8.208           356       90.00         676
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATE                                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
New York                                        227    56,734,128.13      13.20        6.532           342       78.24         640
California                                      150    43,028,916.84      10.01        6.179           350       74.16         674
Maryland                                        166    31,959,226.13       7.44        6.843           348       82.22         633
New Jersey                                      128    28,938,032.60       6.73        6.382           345       77.02         643
Massachusetts                                   103    26,846,418.42       6.25        6.438           349       82.07         641
Ohio                                            198    24,932,057.90       5.80        6.934           341       86.56         651
Illinois                                        123    22,034,038.44       5.13        7.176           348       85.10         629
Virginia                                        120    20,419,199.96       4.75        6.765           340       84.50         643
Georgia                                         128    20,398,527.80       4.75        6.937           348       88.86         661
Florida                                         137    20,308,557.31       4.73        7.011           345       83.03         642
Pennsylvania                                    103    16,154,532.99       3.76        7.052           347       87.03         643
Michigan                                        107    15,039,090.21       3.50        6.938           342       85.48         656
Connecticut                                      67    12,752,693.93       2.97        6.625           346       79.05         644
Indiana                                          81     8,588,068.44       2.00        7.038           348       87.34         649
Rhode Island                                     33     7,808,645.24       1.82        6.659           351       83.24         660
Tennessee                                        56     6,925,347.27       1.61        7.210           335       88.61         648
North Carolina                                   41     6,428,779.40       1.50        7.236           345       87.39         666
Missouri                                         54     6,404,452.07       1.49        7.486           351       88.39         636
Arizona                                          28     4,809,469.64       1.12        6.606           351       83.47         647
South Carolina                                   29     4,650,403.02       1.08        7.069           337       85.54         653
New Hampshire                                    18     3,988,462.85       0.93        6.665           353       82.20         659
Delaware                                         24     3,591,047.68       0.84        6.644           346       84.64         645
Maine                                            21     3,570,111.53       0.83        6.825           357       84.80         618
Kentucky                                         30     3,551,819.67       0.83        7.204           349       85.38         649
Wisconsin                                        27     3,420,385.10       0.80        7.231           354       86.53         655
Minnesota                                        21     3,196,579.23       0.74        6.702           346       85.22         674
Alabama                                          26     3,189,005.74       0.74        7.369           328       88.90         634
Nevada                                           15     2,584,374.41       0.60        7.372           333       82.07         633
Texas                                            18     2,442,674.00       0.57        7.419           353       81.28         653
New Mexico                                       18     2,386,305.83       0.56        7.284           310       86.70         613
Kansas                                           19     1,968,068.42       0.46        7.458           331       89.80         652
Oklahoma                                         17     1,837,470.88       0.43        7.251           334       88.81         651
Oregon                                            8     1,746,865.46       0.41        7.005           356       89.37         661
Utah                                              7     1,390,025.06       0.32        6.485           356       84.84         660
Washington                                        9     1,373,807.77       0.32        7.161           342       90.46         654
Colorado                                          9     1,247,152.97       0.29        7.166           344       83.60         651
Nebraska                                         10     1,191,954.82       0.28        7.517           345       86.63         679
Arkansas                                          6       861,603.02       0.20        7.519           358       88.00         637
Iowa                                              6       455,497.73       0.11        8.178           357       91.64         626
Idaho                                             4       354,029.51       0.08        7.079           355       76.97         650
Vermont                                           1       147,656.34       0.03        7.320           357       80.00         642
South Dakota                                      1        90,422.52       0.02        6.990           237       85.00         668
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,394   429,745,906.28     100.00        6.762           345       82.39         647



                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                 ----------         -----------
Scheduled Principal Balance                              $221,937,323.08         $36,279.51         $707,284.19
Average Scheduled Principal Balance                          $192,988.98
Number of Mortgage Loans                                           1,150

Weighted Average Gross Coupon                                     6.682%             4.500%             10.250%
Weighted Average FICO Score                                          640                525                 801
Weighted Average Combined Original LTV                            84.57%             30.00%             100.00%

Weighted Average Combined Original Term                       360 months         360 months          360 months
Weighted Average Stated Remaining Term                        356 months         340 months          360 months
Weighted Average Seasoning                                      4 months           0 months           20 months

Weighted Average Gross Margin                                     6.324%             1.800%             10.125%
Weighted Average Minimum Interest Rate                            6.664%             4.270%             10.250%
Weighted Average Maximum Interest Rate                           13.010%            10.500%             17.990%
Weighted Average Initial Rate Cap                                 3.000%             2.300%              3.000%
Weighted Average Subsequent Rate Cap                              1.052%             1.000%              2.000%
Weighted Average Months to Roll                                27 months           4 months           60 months

Maturity Date                                                               October 1, 2033        June 1, 2035
Maximum Zip Code Concentration                                     0.57%  11203

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE ($)                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                           3       136,128.43       0.06        6.832           358       82.76         650
 50,000.01 - 100,000.00                         207    16,558,400.49       7.46        7.192           356       85.78         630
100,000.01 - 150,000.00                         298    37,053,080.48      16.70        6.870           357       84.52         636
150,000.01 - 200,000.00                         212    36,623,515.88      16.50        6.877           357       86.02         636
200,000.01 - 250,000.00                         146    32,742,978.84      14.75        6.656           356       85.08         636
250,000.01 - 300,000.00                         103    28,190,644.42      12.70        6.595           356       83.28         633
300,000.01 - 350,000.00                          68    22,210,374.79      10.01        6.310           356       83.01         651
350,000.01 - 400,000.00                          51    19,099,461.88       8.61        6.487           356       85.41         654
400,000.01 - 450,000.00                          24    10,128,126.74       4.56        6.463           356       86.25         657
450,000.01 - 500,000.00                          27    12,919,429.05       5.82        6.373           356       81.84         657
500,000.01 - 550,000.00                           6     3,157,996.23       1.42        6.271           356       86.10         624
550,000.01 - 600,000.00                           3     1,726,271.53       0.78        7.257           358       83.20         642
650,000.01 - 700,000.00                           1       683,630.13       0.31        5.990           358       84.99         611
700,000.01 - 750,000.00                           1       707,284.19       0.32        6.250           356       60.68         675
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,150   221,937,323.08     100.00        6.682           356       84.57         640



                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                            LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 4.500 -  4.999                                  15     3,037,667.75       1.37        4.895           355       76.27         658
 5.000 -  5.499                                  46    12,508,577.24       5.64        5.312           355       82.02         656
 5.500 -  5.999                                 219    49,666,031.82      22.38        5.828           355       83.73         657
 6.000 -  6.499                                 161    31,787,079.33      14.32        6.256           356       81.80         648
 6.500 -  6.999                                 293    56,503,072.23      25.46        6.778           357       86.06         642
 7.000 -  7.499                                 128    22,809,136.15      10.28        7.263           357       84.89         631
 7.500 -  7.999                                 194    31,885,823.24      14.37        7.740           357       86.75         618
 8.000 -  8.499                                  45     6,986,439.18       3.15        8.247           357       86.37         608
 8.500 -  8.999                                  39     5,304,761.78       2.39        8.765           357       87.74         593
 9.000 -  9.499                                   6       933,083.50       0.42        9.270           358       87.57         690
 9.500 -  9.999                                   3       434,788.47       0.20        9.828           358       73.89         541
10.000 - 10.499                                   1        80,862.39       0.04       10.250           356       71.05         554
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FICO                                           LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                         47     8,276,154.71       3.73        7.614           357       75.64         535
550 - 574                                         73    11,837,315.84       5.33        7.352           357       79.30         562
575 - 599                                        136    24,609,672.34      11.09        7.139           357       84.06         588
600 - 624                                        177    33,808,294.46      15.23        6.701           356       83.96         614
625 - 649                                        251    48,473,283.62      21.84        6.575           356       85.45         636
650 - 674                                        228    43,602,424.32      19.65        6.480           356       86.33         660
675 - 699                                        134    29,087,398.46      13.11        6.417           356       85.04         685
700+                                             104    22,242,779.33      10.02        6.419           356       86.23         732
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640

                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
   0.00 - 49.99                                   10     1,955,216.90       0.88        6.373           356       40.18         635
  50.00 - 54.99                                    4       832,195.02       0.37        6.383           358       53.74         650
  55.00 - 59.99                                    7     1,556,295.39       0.70        6.551           357       56.35         598
  60.00 - 64.99                                   15     3,299,029.04       1.49        6.527           356       61.82         605
  65.00 - 69.99                                   18     3,073,612.77       1.38        6.379           356       66.53         615
  70.00 - 74.99                                   43     8,879,674.07       4.00        6.562           356       72.38         613
  75.00 - 79.99                                  106    23,615,790.27      10.64        6.430           357       77.10         644
  80.00 - 80.00                                  324    56,530,896.12      25.47        6.532           356       80.00         643
  80.01 - 84.99                                   51    12,803,277.27       5.77        6.482           356       83.54         620
  85.00 - 89.99                                  144    29,873,253.61      13.46        6.774           357       86.53         628
  90.00 - 94.99                                  193    39,266,319.29      17.69        6.897           357       90.59         647
  95.00 - 99.99                                   97    16,628,849.02       7.49        6.929           356       95.64         644
 100.00                                          138    23,622,914.31      10.64        6.905           356      100.00         665
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
360                                            1,150   221,937,323.08     100.00        6.682           356       84.57         640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FRM/ARM                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Adjustable                                     1,150   221,937,323.08     100.00        6.682           356       84.57         640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PRODUCT                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                         739   141,271,231.35      63.65        6.786           356       84.67         639
ARM 3/27                                         316    60,430,945.56      27.23        6.517           356       84.79         643
ARM 5/25                                          95    20,235,146.17       9.12        6.450           358       83.26         639
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 0                                               154    27,855,557.10      12.55        7.027           357       81.71         638
 6                                                 3       310,270.10       0.14        6.084           355       84.05         657
12                                               121    32,096,102.90      14.46        6.765           356       82.86         636
24                                               398    77,822,587.29      35.07        6.578           356       85.29         647
36                                               357    63,236,268.60      28.49        6.661           356       85.25         637
48                                                 2       293,648.74       0.13        7.360           357       96.85         605
60                                               115    20,322,888.35       9.16        6.540           358       86.15         635
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LIEN                                           LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                     1,150   221,937,323.08     100.00        6.682           356       84.57         640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640



                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                             LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                         807   143,094,347.20      64.48        6.622           356       86.60         633
SI                                               335    76,739,778.93      34.58        6.793           357       80.70         655
Alt Doc                                            7     1,794,199.73       0.81        6.763           357       89.61         618
Lite Doc                                           1       308,997.22       0.14        6.130           358       80.00         658
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                                830   164,175,112.29      73.97        6.645           356       84.58         635
Purchase                                         260    47,524,701.27      21.41        6.828           357       83.82         659
Rate/Term Refinance                               60    10,237,509.52       4.61        6.596           357       87.89         645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                  LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                         1,035   196,397,522.98      88.49        6.666           356       84.94         640
Duplex                                            61    16,911,880.35       7.62        6.697           357       79.53         640
Condominium                                       50     7,895,531.93       3.56        6.972           357       86.22         651
Quadruplex                                         2       540,447.69       0.24        7.179           357       81.73         661
Townhouse                                          2       191,940.13       0.09        7.977           356       97.24         613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
OCCUPANCY TYPE                                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                 1,104   213,523,632.03      96.21        6.655           356       84.85         639
Non-Owner Occupied                                46     8,413,691.05       3.79        7.372           357       77.52         676
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                   WEIGHTED
                                                                                     WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATE                                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
New York                                          94    29,952,753.33      13.50        6.569           357       80.57         630
Michigan                                         151    21,680,368.96       9.77        6.889           356       84.30         642
California                                        68    21,426,779.61       9.65        6.363           355       81.85         649
Florida                                           95    16,666,692.51       7.51        6.989           357       84.34         634
New Jersey                                        61    14,581,443.33       6.57        6.586           357       86.43         635
Massachusetts                                     47    12,789,101.99       5.76        6.374           357       82.57         634
Illinois                                          55     9,995,618.57       4.50        6.885           357       84.98         643
Maryland                                          44     9,812,801.51       4.42        6.457           356       87.49         642
Virginia                                          40     7,880,033.48       3.55        6.742           357       84.78         625
Georgia                                           43     6,824,700.97       3.08        6.669           356       91.70         655
Indiana                                           57     6,553,813.43       2.95        6.514           356       86.42         641
Ohio                                              50     6,412,384.37       2.89        6.731           356       88.78         637
North Carolina                                    38     5,430,731.95       2.45        6.842           357       84.07         651
Connecticut                                       21     5,094,457.31       2.30        6.760           358       84.21         635
Minnesota                                         23     4,951,000.70       2.23        6.734           357       86.90         659
Missouri                                          34     4,638,107.69       2.09        6.984           357       92.10         636
Nevada                                            19     4,602,471.03       2.07        6.413           356       78.33         657
Wisconsin                                         24     4,125,713.81       1.86        6.722           356       81.48         667
Pennsylvania                                      27     4,024,085.68       1.81        6.878           357       87.28         629
Arizona                                           23     3,051,553.86       1.37        6.981           356       86.44         633
Rhode Island                                      12     2,845,445.69       1.28        6.643           357       84.14         623
Alabama                                           14     2,194,360.13       0.99        6.724           357       87.35         638
Tennessee                                         17     2,194,085.13       0.99        6.948           357       85.57         639
South Carolina                                    15     2,190,970.46       0.99        7.032           358       85.72         660
Colorado                                          11     2,145,415.26       0.97        6.769           356       86.30         681
Kansas                                            15     1,770,645.65       0.80        7.049           356       89.80         642
Kentucky                                          13     1,527,255.76       0.69        7.191           357       94.72         653
Utah                                               8     1,496,446.76       0.67        6.290           356       83.84         672
New Hampshire                                      4     1,002,234.70       0.45        6.390           356       84.82         624
Washington                                         6       860,306.42       0.39        7.175           356       80.00         638
Texas                                              4       785,469.75       0.35        6.827           356       91.88         653
New Mexico                                         7       705,945.28       0.32        7.070           358       88.60         659
Arkansas                                           2       550,408.06       0.25        7.533           358       89.60         621
Maine                                              2       417,906.12       0.19        6.454           358       90.00         619
Oregon                                             1       165,050.81       0.07        6.540           359       79.42         650
Montana                                            1       135,626.14       0.06        5.950           358       90.00         669
Iowa                                               1       127,437.81       0.06        6.300           357       90.00         664
Nebraska                                           1       118,538.85       0.05        5.500           358       80.00         651
Delaware                                           1       109,412.45       0.05        6.650           354      100.00         648
Idaho                                              1        99,747.76       0.04        6.900           357       73.80         658
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 GROSS MARGIN                                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  1.500 -  1.999                                    1       357,136.31       0.16        4.990           358       76.99         636
  2.000 -  2.499                                    1       195,000.00       0.09        5.875           360       41.94         641
  2.500 -  2.999                                    6     1,819,378.62       0.82        6.110           359       75.98         631
  3.000 -  3.499                                    5     1,295,709.34       0.58        6.676           358       84.54         631
  3.500 -  3.999                                    4       801,301.83       0.36        6.961           359       79.82         602
  4.000 -  4.499                                   11     2,118,341.84       0.95        6.643           357       87.64         628
  4.500 -  4.999                                   36     8,408,827.08       3.79        5.472           356       78.38         665
  5.000 -  5.499                                  116    23,639,643.51      10.65        5.710           355       82.29         651
  5.500 -  5.999                                  217    46,915,593.41      21.14        6.117           355       84.88         653
  6.000 -  6.499                                  188    33,985,681.52      15.31        6.580           357       84.91         652
  6.500 -  6.999                                  226    43,628,118.44      19.66        7.079           357       86.84         634
  7.000 -  7.499                                  128    20,482,937.86       9.23        7.487           357       87.49         622
  7.500 -  7.999                                  169    32,123,684.92      14.47        7.278           357       82.55         622
  8.000 -  8.499                                   22     3,001,524.25       1.35        8.185           357       87.52         611
  8.500 -  8.999                                   17     2,520,618.09       1.14        8.888           357       84.18         586
  9.000 -  9.499                                    2       562,963.67       0.25        9.251           359       90.61         758
 10.000 - 10.499                                    1        80,862.39       0.04       10.250           356       71.05         554
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 MINIMUM INTEREST RATE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
   4.000 - 4.499                                    3       263,041.59       0.12        4.908           355       80.00         671
   4.500 - 4.999                                   18     3,939,860.05       1.78        5.176           356       76.94         648
   5.000 - 5.499                                   52    12,993,769.83       5.85        5.401           355       82.03         656
   5.500 - 5.999                                  214    47,827,023.13      21.55        5.902           355       83.78         654
   6.000 - 6.499                                  162    31,240,922.79      14.08        6.322           356       82.61         648
   6.500 - 6.999                                  273    52,114,978.93      23.48        6.865           357       87.10         645
   7.000 - 7.499                                  129    22,235,462.22      10.02        7.363           357       85.19         631
   7.500 - 7.999                                  230    41,596,253.82      18.74        7.352           357       84.47         619
   8.000 - 8.499                                   30     4,528,856.80       2.04        8.305           358       85.81         603
   8.500 - 8.999                                   33     4,210,805.27       1.90        8.899           357       88.36         591
   9.000+                                           6       986,348.65       0.44        9.082           358       85.37         720
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 MAXIMUM INTEREST RATE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 10.500 - 10.999                                   14     2,880,046.57       1.30        5.087           356       76.88         658
 11.000 - 11.499                                   37    10,472,594.01       4.72        5.304           355       82.45         660
 11.500 - 11.999                                  156    36,540,190.15      16.46        5.842           356       85.16         662
 12.000 - 12.499                                  113    23,568,611.45      10.62        6.190           356       82.19         646
 12.500 - 12.999                                  279    53,638,996.48      24.17        6.531           356       84.93         640
 13.000 - 13.499                                  150    26,091,018.78      11.76        6.886           357       84.70         638
 13.500 - 13.999                                  215    36,896,026.37      16.62        7.376           357       86.75         630
 14.000 - 14.499                                   63    11,252,109.36       5.07        7.731           357       84.11         622
 14.500 - 14.999                                   74    11,330,226.26       5.11        8.154           357       86.54         614
 15.000+                                           49     9,267,503.65       4.18        7.757           358       80.11         620
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 Initial Periodic Rate Cap                      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 2.300                                              1        83,936.14       0.04        8.840           343       80.00         724
 3.000                                          1,149   221,853,386.94      99.96        6.681           356       84.57         640
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 SUBSEQUENT PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 1.000                                          1,084   205,020,200.87      92.38        6.723           357       84.87         641
 1.500                                             44    10,635,722.94       4.79        6.431           357       81.11         631
 2.000                                             22     6,281,399.27       2.83        5.774           353       80.76         625
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                         1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                              GROUP IIa MORTGAGE LOAN STATISTICS

                                    AS OF THE CUT-OFF DATE

                                                                    MINIMUM            MAXIMUM
                                                                 ----------        -----------
Scheduled Principal Balance              $121,937,282.79         $36,279.51        $414,698.25
Average Scheduled Principal Balance          $166,353.73
Number of Mortgage Loans                             733

Weighted Average Gross Coupon                     6.757%             4.790%            10.250%
Weighted Average FICO Score                          635                525                801
Weighted Average Combined Original LTV            84.24%             31.52%            100.00%

Weighted Average Original Term                360 months         360 months         360 months
Weighted Average Stated Remaining Term        356 months         340 months         360 months
Weighted Average Seasoning                      4 months           0 months          20 months

Weighted Average Gross Margin                     6.345%             1.800%            10.125%
Weighted Average Minimum Interest Rate            6.728%             4.270%            10.250%
Weighted Average Maximum Interest Rate           13.105%            10.790%            17.990%
Weighted Average Initial Rate Cap                 3.000%             2.300%             3.000%
Weighted Average Subsequent Rate Cap              1.043%             1.000%             2.000%
Weighted Average Months to Roll                26 months           4 months          60 months

Maturity Date                                               October 1, 2033       June 1, 2035
Maximum Zip Code Concentration                     0.63%  02151


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 CURRENT PRINCIPAL BALANCE ($)                  LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
       0.01 -  50,000.00                            1        36,279.51       0.03        8.500           355       90.00         582
  50,000.01 - 100,000.00                          158    12,636,544.91      10.36        7.207           356       85.36         632
 100,000.01 - 150,000.00                          216    26,765,271.71      21.95        6.832           356       84.29         638
 150,000.01 - 200,000.00                          137    23,553,669.62      19.32        6.984           357       85.56         631
 200,000.01 - 250,000.00                           98    22,028,367.11      18.07        6.608           356       84.80         637
 250,000.01 - 300,000.00                           72    19,675,340.92      16.14        6.537           356       82.67         634
 300,000.01 - 350,000.00                           35    11,265,875.42       9.24        6.401           356       83.17         648
 350,000.01 - 400,000.00                           12     4,351,164.77       3.57        6.546           358       82.54         619
 400,000.01 - 450,000.00                            4     1,624,768.82       1.33        6.422           356       78.71         630
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 CURRENT GROSS RATE                             LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  4.500 -  4.999                                   13     2,559,962.58       2.10        4.944           356       78.72         660
  5.000 -  5.499                                   30     6,687,467.27       5.48        5.294           355       81.42         664
  5.500 -  5.999                                  119    21,575,429.93      17.69        5.824           355       82.14         652
  6.000 -  6.499                                   95    16,689,718.34      13.69        6.238           356       82.59         641
  6.500 -  6.999                                  193    32,915,579.08      26.99        6.776           357       84.94         636
  7.000 -  7.499                                   81    12,147,704.52       9.96        7.258           357       86.05         632
  7.500 -  7.999                                  137    20,592,701.90      16.89        7.752           357       86.97         617
  8.000 -  8.499                                   28     4,092,232.59       3.36        8.227           358       84.71         606
  8.500 -  8.999                                   30     4,051,778.28       3.32        8.798           357       85.27         590
  9.000 -  9.499                                    4       378,434.35       0.31        9.300           356       85.60         582
  9.500 -  9.999                                    2       165,411.56       0.14        9.792           358       80.22         563
 10.000 - 10.499                                    1        80,862.39       0.07       10.250           356       71.05         554
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 FICO                                           LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 525 - 549                                         32     5,388,568.88       4.42        7.687           357       77.68         534
 550 - 574                                         51     7,954,336.51       6.52        7.386           357       79.34         561
 575 - 599                                         92    14,473,409.37      11.87        7.283           357       83.43         588
 600 - 624                                        123    21,617,223.01      17.73        6.713           356       83.33         614
 625 - 649                                        147    24,801,616.35      20.34        6.585           356       84.91         636
 650 - 674                                        153    25,861,719.81      21.21        6.544           356       86.55         661
 675 - 699                                         72    10,722,231.02       8.79        6.493           357       86.17         686
 700+                                              63    11,118,177.84       9.12        6.392           355       85.02         731
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 COMBINED ORIGINAL LTV                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
   0.00 - 49.99                                     8     1,707,285.02       1.40        6.380           356       41.61         638
  50.00 - 54.99                                     3       348,135.69       0.29        6.707           358       53.54         645
  55.00 - 59.99                                     3       569,979.06       0.47        6.011           356       56.55         642
  60.00 - 64.99                                    11     1,990,627.52       1.63        6.529           356       62.44         597
  65.00 - 69.99                                    16     2,788,791.82       2.29        6.308           356       66.57         622
  70.00 - 74.99                                    29     5,544,185.25       4.55        6.590           356       72.23         607
  75.00 - 79.99                                    62    11,890,012.83       9.75        6.455           357       76.92         641
  80.00 - 80.00                                   212    31,572,759.05      25.89        6.637           356       80.00         634
  80.01 - 84.99                                    29     5,553,919.02       4.55        6.695           357       83.60         618
  85.00 - 89.99                                    94    16,090,407.58      13.20        7.009           357       86.25         620
  90.00 - 94.99                                   119    21,368,429.47      17.52        6.923           357       90.73         639
  95.00 - 99.99                                    64     9,749,727.28       8.00        6.993           356       95.60         638
 100.00                                            83    12,763,023.20      10.47        6.878           356      100.00         671
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 ORIGINAL TERM (MONTHS)                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 360                                              733   121,937,282.79     100.00        6.757           356       84.24         635
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 STATED REMAINING TERM (MONTHS)                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 301 - 360                                        733   121,937,282.79     100.00        6.757           356       84.24         635
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FRM/ARM                                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Adjustable                                      733   121,937,282.79     100.00        6.757           356       84.24         635
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635




                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PRODUCT                                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                        484    80,138,524.82      65.72        6.862           356       84.36         634
ARM 3/27                                        219    34,988,747.64      28.69        6.594           356       84.51         639
ARM 5/25                                         30     6,810,010.33       5.58        6.365           357       81.47         635
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635





                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 0                                              112    18,289,818.55      15.00        6.993           357       80.58         631
 6                                                3       310,270.10       0.25        6.084           355       84.05         657
12                                               78    17,492,794.94      14.35        6.835           357       82.01         626
24                                              270    44,291,090.33      36.32        6.656           356       85.77         642
36                                              270    41,553,308.87      34.08        6.733           356       85.16         634
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635




                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LIEN                                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                      733   121,937,282.79     100.00        6.757           356       84.24         635
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635



                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                            LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                                        532    84,679,794.55      69.45        6.709           356       86.30         630
SI                                              196    36,473,934.81      29.91        6.854           357       79.43         649
Alt Doc                                           5       783,553.43       0.64        7.415           358       86.10         611
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635




                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                  LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                               571   101,728,495.89      83.43        6.715           356       84.38         632
Purchase                                        121    14,042,903.30      11.52        7.052           356       81.93         656
Rate/Term Refinance                              41     6,165,883.60       5.06        6.788           357       87.21         643
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635




                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                          658   106,000,577.57      86.93        6.756           356       84.92         635
Duplex                                           43    11,293,292.01       9.26        6.743           357       78.01         635
Condominium                                      30     4,102,965.52       3.36        6.770           356       84.23         649
Quadruplex                                        2       540,447.69       0.44        7.179           357       81.73         661
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635



                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
OCCUPANCY TYPE                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                  694   115,180,851.26      94.46        6.717           356       84.62         633
Non-Owner Occupied                               39     6,756,431.53       5.54        7.448           358       77.81         679
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATE                                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
New York                                         50    13,870,510.04      11.38        6.530           357       78.31         616
Michigan                                        105    13,635,050.94      11.18        6.915           356       84.81         637
New Jersey                                       42     8,925,127.79       7.32        6.708           357       84.38         620
California                                       33     7,858,954.08       6.45        6.539           355       79.55         643
Massachusetts                                    30     7,309,876.83       5.99        6.373           356       80.45         629
Illinois                                         40     7,133,090.62       5.85        6.904           356       85.89         644
Florida                                          46     6,404,922.62       5.25        7.032           356       83.52         629
Maryland                                         26     5,521,521.58       4.53        6.602           356       87.19         636
Indiana                                          41     4,264,292.49       3.50        6.457           356       86.89         648
Georgia                                          25     3,676,260.70       3.01        6.599           356       92.45         648
Missouri                                         27     3,585,690.06       2.94        6.918           357       92.19         638
North Carolina                                   28     3,456,695.11       2.83        7.150           357       86.01         636
Wisconsin                                        19     3,372,845.52       2.77        6.697           355       81.04         677
Ohio                                             30     3,201,828.47       2.63        6.895           356       86.62         637
Connecticut                                      14     3,171,631.22       2.60        6.983           357       83.50         626
Minnesota                                        14     2,746,099.27       2.25        6.862           356       85.28         646
Pennsylvania                                     20     2,639,683.76       2.16        7.115           357       88.77         622
Virginia                                         15     2,478,838.95       2.03        7.035           356       86.00         618
Arizona                                          18     2,439,420.50       2.00        7.040           356       87.04         639
Colorado                                         11     2,145,415.26       1.76        6.769           356       86.30         681
South Carolina                                   13     1,862,193.30       1.53        6.980           358       85.65         661
Nevada                                           10     1,635,908.20       1.34        6.868           356       73.47         631
Rhode Island                                      6     1,451,303.58       1.19        6.440           357       83.63         623
Tennessee                                        13     1,383,523.16       1.13        6.878           356       86.70         626
Kansas                                           12     1,328,268.70       1.09        6.861           356       87.87         638
Alabama                                           8     1,249,667.44       1.02        6.422           357       89.34         638
New Hampshire                                     4     1,002,234.70       0.82        6.390           356       84.82         624
Kentucky                                          7       862,618.65       0.71        7.205           357       98.51         661
Washington                                        6       860,306.42       0.71        7.175           356       80.00         638
New Mexico                                        6       535,243.47       0.44        7.189           358       88.15         629
Texas                                             3       533,374.41       0.44        6.934           356       88.04         627
Utah                                              4       500,715.82       0.41        6.572           357       80.00         652
Maine                                             1       170,406.12       0.14        6.750           356       90.00         610
Montana                                           1       135,626.14       0.11        5.950           358       90.00         669
Arkansas                                          1       133,000.00       0.11        6.850           360       88.67         678
Iowa                                              1       127,437.81       0.10        6.300           357       90.00         664
Nebraska                                          1       118,538.85       0.10        5.500           358       80.00         651
Delaware                                          1       109,412.45       0.09        6.650           354      100.00         648
Idaho                                             1        99,747.76       0.08        6.900           357       73.80         658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
GROSS MARGIN                                  LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
 1.500 -  1.999                                   1       357,136.31       0.29        4.990           358       76.99         636
 2.000 -  2.499                                   1       195,000.00       0.16        5.875           360       41.94         641
 2.500 -  2.999                                   2       520,677.59       0.43        6.167           359       85.44         651
 3.000 -  3.499                                   4       868,082.19       0.71        6.669           358       80.35         608
 3.500 -  3.999                                   4       801,301.83       0.66        6.961           359       79.82         602
 4.000 -  4.499                                   9     1,555,237.74       1.28        7.041           357       89.48         629
 4.500 -  4.999                                  24     5,059,453.58       4.15        5.431           355       77.92         663
 5.000 -  5.499                                  75    12,572,422.73      10.31        5.731           355       82.80         653
 5.500 -  5.999                                 130    23,361,299.43      19.16        6.223           356       84.47         646
 6.000 -  6.499                                 109    17,687,484.61      14.51        6.601           357       84.43         650
 6.500 -  6.999                                 146    23,673,751.23      19.41        7.092           357       86.55         627
 7.000 -  7.499                                  88    12,828,586.81      10.52        7.462           357       87.56         620
 7.500 -  7.999                                 114    19,253,615.30      15.79        7.370           357       81.68         619
 8.000 -  8.499                                  12     1,547,747.56       1.27        8.496           357       85.27         594
 8.500 -  8.999                                  12     1,506,403.20       1.24        9.094           356       85.13         595
 9.000 -  9.499                                   1        68,220.29       0.06        9.260           355       95.00         590
10.000 - 10.499                                   1        80,862.39       0.07       10.250           356       71.05         554
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635





                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                     3       263,041.59       0.22        4.908           355       80.00         671
4.500 - 4.999                                    15     3,302,659.82       2.71        5.215           356       78.79         651
5.000 - 5.499                                    34     6,898,706.01       5.66        5.437           355       81.53         663
5.500 - 5.999                                   117    21,184,565.05      17.37        5.929           355       82.04         647
6.000 - 6.499                                    95    15,687,564.05      12.87        6.310           356       84.02         644
6.500 - 6.999                                   177    29,901,134.44      24.52        6.870           357       86.51         639
7.000 - 7.499                                    83    11,995,004.50       9.84        7.382           357       86.31         629
7.500 - 7.999                                   163    26,694,469.85      21.89        7.402           357       83.89         617
8.000 - 8.499                                    19     2,889,993.12       2.37        8.289           357       84.03         606
8.500 - 8.999                                    23     2,688,444.86       2.20        8.917           357       86.78         593
9.000+                                            4       431,699.50       0.35        8.867           356       80.80         664
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
MAXIMUM INTEREST RATE                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                  12     2,402,341.40       1.97        5.177           356       79.62         660
11.000 - 11.499                                  23     5,329,890.05       4.37        5.285           355       82.44         670
11.500 - 11.999                                  85    16,135,611.85      13.23        5.826           356       83.36         655
12.000 - 12.499                                  69    13,012,092.40      10.67        6.184           356       83.05         643
12.500 - 12.999                                 169    27,767,942.46      22.77        6.572           356       83.66         632
13.000 - 13.499                                  91    13,596,303.81      11.15        6.911           356       85.21         633
13.500 - 13.999                                 152    23,944,164.25      19.64        7.358           357       87.26         628
14.000 - 14.499                                  39     5,536,066.28       4.54        7.845           357       85.01         615
14.500 - 14.999                                  59     8,563,771.47       7.02        8.150           357       85.54         615
15.000+                                          34     5,649,098.82       4.63        7.614           357       78.15         617
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635



                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
2.300                                             1        83,936.14       0.07        8.840           343       80.00         724
3.000                                           732   121,853,346.65      99.93        6.756           356       84.24         635
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635




                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                               # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                  LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                           697   114,041,063.49      93.52        6.796           356       84.59         636
1.500                                            23     5,381,390.93       4.41        6.351           356       79.04         625
2.000                                            13     2,514,828.37       2.06        5.844           353       79.43         616
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                      GROUP IIb MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE


                                                                                    MINIMUM             MAXIMUM
                                                                                 ----------          ----------
Scheduled Principal Balance                              $100,000,040.29         $49,890.31         $707,284.19
Average Scheduled Principal Balance                          $239,808.25
Number of Mortgage Loans                                             417

Weighted Average Gross Coupon                                     6.590%             4.500%              9.850%
Weighted Average FICO Score                                          647                528                 781
Weighted Average Combined Original LTV                            84.98%             30.00%             100.00%

Weighted Average Original Term                                360 months         360 months          360 months
Weighted Average Stated Remaining Term                        356 months         343 months          360 months
Weighted Average Seasoning                                      4 months           0 months           17 months

Weighted Average Gross Margin                                     6.297%             2.500%              9.000%
Weighted Average Minimum Interest Rate                            6.585%             4.500%              9.250%
Weighted Average Maximum Interest Rate                           12.893%            10.500%             17.250%
Weighted Average Initial Rate Cap                                 3.000%             3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.064%             1.000%              2.000%
Weighted Average Months to Roll                                28 months           7 months           60 months

Maturity Date                                                               January 1, 2034        June 1, 2035
Maximum Zip Code Concentration                                     1.17%  11003


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE ($)                LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                          2         99,848.92      0.10        6.225           359       80.12          674
 50,000.01 - 100,000.00                         49      3,921,855.58      3.92        7.144           356       87.14          625
100,000.01 - 150,000.00                         82     10,287,808.77     10.29        6.968           357       85.11          630
150,000.01 - 200,000.00                         75     13,069,846.26     13.07        6.683           357       86.85          645
200,000.01 - 250,000.00                         48     10,714,611.73     10.71        6.757           357       85.66          635
250,000.01 - 300,000.00                         31      8,515,303.50      8.52        6.729           357       84.70          632
300,000.01 - 350,000.00                         33     10,944,499.37     10.94        6.217           356       82.84          654
350,000.01 - 400,000.00                         39     14,748,297.11     14.75        6.470           356       86.25          664
400,000.01 - 450,000.00                         20      8,503,357.92      8.50        6.471           357       87.69          662
450,000.01 - 500,000.00                         27     12,919,429.05     12.92        6.373           356       81.84          657
500,000.01 - 550,000.00                          6      3,157,996.23      3.16        6.271           356       86.10          624
550,000.01 - 600,000.00                          3      1,726,271.53      1.73        7.257           358       83.20          642
650,000.01 - 700,000.00                          1        683,630.13      0.68        5.990           358       84.99          611
700,000.01 - 750,000.00                          1        707,284.19      0.71        6.250           356       60.68          675
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647




                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT GROSS RATE                           LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                    2        477,705.17      0.48        4.631           354       63.13          646
5.000 - 5.499                                   16      5,821,109.97      5.82        5.334           355       82.70          647
5.500 - 5.999                                  100     28,090,601.89     28.09        5.831           355       84.96          661
6.000 - 6.499                                   66     15,097,360.99     15.10        6.276           357       80.93          655
6.500 - 6.999                                  100     23,587,493.15     23.59        6.782           357       87.63          650
7.000 - 7.499                                   47     10,661,431.63     10.66        7.268           357       83.56          630
7.500 - 7.999                                   57     11,293,121.34     11.29        7.719           357       86.35          620
8.000 - 8.499                                   17      2,894,206.59      2.89        8.277           357       88.72          610
8.500 - 8.999                                    9      1,252,983.50      1.25        8.655           357       95.72          600
9.000 - 9.499                                    2        554,649.15      0.55        9.249           359       88.92          763
9.500 - 9.999                                    1        269,376.91      0.27        9.850           359       70.00          528
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED       AVERAGE    WEIGHTED
                                                              CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                               # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
FICO                                          LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
525 - 549                                        15      2,887,585.83      2.89        7.478           358       71.84          536
550 - 574                                        22      3,882,979.33      3.88        7.284           357       79.22          564
575 - 599                                        44     10,136,262.97     10.14        6.932           357       84.96          588
600 - 624                                        54     12,191,071.45     12.19        6.678           357       85.07          613
625 - 649                                       104     23,671,667.27     23.67        6.564           356       86.01          636
650 - 674                                        75     17,740,704.51     17.74        6.388           356       86.02          659
675 - 699                                        62     18,365,167.44     18.37        6.373           356       84.38          685
700+                                             41     11,124,601.49     11.12        6.446           356       87.43          732
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          417    100,000,040.29    100.00        6.590           356       84.98          647



                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
COMBINED ORIGINAL LTV                        LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                                    2        247,931.88      0.25        6.325           356       30.37          613
50.00 - 54.99                                    1        484,059.33      0.48        6.150           358       53.89          653
55.00 - 59.99                                    4        986,316.33      0.99        6.864           358       56.22          573
60.00 - 64.99                                    4      1,308,401.52      1.31        6.523           357       60.88          616
65.00 - 69.99                                    2        284,820.95      0.28        7.082           360       66.13          541
70.00 - 74.99                                   14      3,335,488.82      3.34        6.514           356       72.61          625
75.00 - 79.99                                   44     11,725,777.44     11.73        6.404           356       77.27          647
80.00                                          112     24,958,137.07     24.96        6.399           357       80.00          655
80.01 - 84.99                                   22      7,249,358.25      7.25        6.319           355       83.48          621
85.00 - 89.99                                   50     13,782,846.03     13.78        6.499           357       86.85          637
90.00 - 94.99                                   74     17,897,889.82     17.90        6.865           357       90.44          655
95.00 - 99.99                                   33      6,879,121.74      6.88        6.837           356       95.71          652
100.00                                          55     10,859,891.11     10.86        6.937           356      100.00          658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647




                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
360                                            417    100,000,040.29    100.00        6.590           356       84.98          647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                      417    100,000,040.29    100.00        6.590           356       84.98          647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647





                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
FRM/ARM                                      LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Adjustable                                     417    100,000,040.29    100.00        6.590           356       84.98          647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647



                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
PRODUCT                                      LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                       255     61,132,706.53     61.13        6.686           356       85.07          647
ARM 3/27                                        97     25,442,197.92     25.44        6.412           356       85.18          649
ARM 5/25                                        65     13,425,135.84     13.43        6.494           358       84.17          641
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647




                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
 0                                              42      9,565,738.55      9.57        7.093           357       83.86          652
12                                              43     14,603,307.96     14.60        6.682           356       83.88          649
24                                             128     33,531,496.96     33.53        6.475           356       84.67          653
36                                              87     21,682,959.73     21.68        6.521           356       85.43          644
48                                               2        293,648.74      0.29        7.360           357       96.85          605
60                                             115     20,322,888.35     20.32        6.540           358       86.15          635
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
LIEN                                         LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                                     417    100,000,040.29    100.00        6.590           356       84.98          647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
DOCUMENTATION TYPE                           LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                                       275     58,414,552.65     58.41        6.496           356       87.03          637
SI                                             139     40,265,844.12     40.27        6.738           357       81.85          661
Alt Doc                                          2      1,010,646.30      1.01        6.256           356       92.34          624
Lite Doc                                         1        308,997.22      0.31        6.130           358       80.00          658
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
LOAN PURPOSE                                 LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                              259     62,446,616.40     62.45        6.532           356       84.92          639
Purchase                                       139     33,481,797.97     33.48        6.734           357       84.61          660
Rate/Term Refinance                             19      4,071,625.92      4.07        6.306           357       88.92          647
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
PROPERTY TYPE                                LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                         377     90,396,945.41     90.40        6.561           356       84.96          646
Duplex                                          18      5,618,588.34      5.62        6.605           356       82.59          649
Condominium                                     20      3,792,566.41      3.79        7.191           357       88.38          653
Townhouse                                        2        191,940.13      0.19        7.977           356       97.24          613
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
OCCUPANCY TYPE                               LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
-----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                 410     98,342,780.77     98.34        6.582           356       85.12          646
Non-Owner Occupied                               7      1,657,259.52      1.66        7.059           356       76.31          667
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 STATE                                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 New York                                          44    16,082,243.29      16.08        6.603           357       82.51         642
 California                                        35    13,567,825.53      13.57        6.261           355       83.19         652
 Florida                                           49    10,261,769.89      10.26        6.962           357       84.86         637
 Michigan                                          46     8,045,318.02       8.05        6.845           357       83.43         651
 New Jersey                                        19     5,656,315.54       5.66        6.394           357       89.65         659
 Massachusetts                                     17     5,479,225.16       5.48        6.375           357       85.40         640
 Virginia                                          25     5,401,194.53       5.40        6.608           357       84.21         629
 Maryland                                          18     4,291,279.93       4.29        6.270           356       87.88         648
 Ohio                                              20     3,210,555.90       3.21        6.567           357       90.93         637
 Georgia                                           18     3,148,440.27       3.15        6.751           357       90.82         663
 Nevada                                             9     2,966,562.83       2.97        6.162           356       81.01         671
 Illinois                                          15     2,862,527.95       2.86        6.839           357       82.70         641
 Indiana                                           16     2,289,520.94       2.29        6.619           357       85.53         627
 Minnesota                                          9     2,204,901.43       2.20        6.575           357       88.92         675
 North Carolina                                    10     1,974,036.84       1.97        6.302           356       80.68         676
 Connecticut                                        7     1,922,826.09       1.92        6.392           358       85.37         649
 Rhode Island                                       6     1,394,142.11       1.39        6.854           356       84.67         622
 Pennsylvania                                       7     1,384,401.92       1.38        6.425           356       84.45         640
 Missouri                                           7     1,052,417.63       1.05        7.210           358       91.81         632
 Utah                                               4       995,730.94       1.00        6.149           356       85.76         682
 Alabama                                            6       944,692.69       0.94        7.123           356       84.73         638
 Tennessee                                          4       810,561.97       0.81        7.067           359       83.63         660
 Wisconsin                                          5       752,868.29       0.75        6.837           357       83.45         626
 Kentucky                                           6       664,637.11       0.66        7.173           357       89.80         644
 Arizona                                            5       612,133.36       0.61        6.747           357       84.05         611
 Kansas                                             3       442,376.95       0.44        7.615           357       95.59         651
 Arkansas                                           1       417,408.06       0.42        7.750           358       89.89         603
 South Carolina                                     2       328,777.16       0.33        7.324           356       86.14         655
 Texas                                              1       252,095.34       0.25        6.600           356      100.00         709
 Maine                                              1       247,500.00       0.25        6.250           360       90.00         625
 New Mexico                                         1       170,701.81       0.17        6.700           358       90.00         753
 Oregon                                             1       165,050.81       0.17        6.540           359       79.42         650
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           417   100,000,040.29     100.00        6.590           356       84.98         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 GROSS MARGIN                                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 2.500 - 2.999                                      4     1,298,701.03       1.30        6.087           359       72.19         624
 3.000 - 3.499                                      1       427,627.15       0.43        6.690           359       93.04         677
 4.000 - 4.499                                      2       563,104.10       0.56        5.542           356       82.58         624
 4.500 - 4.999                                     12     3,349,373.50       3.35        5.534           356       79.08         667
 5.000 - 5.499                                     41    11,067,220.78      11.07        5.686           356       81.72         650
 5.500 - 5.999                                     87    23,554,293.98      23.55        6.012           355       85.29         661
 6.000 - 6.499                                     79    16,298,196.91      16.30        6.557           357       85.44         655
 6.500 - 6.999                                     80    19,954,367.21      19.95        7.063           357       87.18         642
 7.000 - 7.499                                     40     7,654,351.05       7.65        7.529           357       87.39         625
 7.500 - 7.999                                     55    12,870,069.62      12.87        7.142           357       83.86         626
 8.000 - 8.499                                     10     1,453,776.69       1.45        7.854           357       89.93         629
 8.500 - 8.999                                      5     1,014,214.89       1.01        8.582           357       82.77         573
 9.000 - 9.499                                      1       494,743.38       0.49        9.250           359       90.00         781
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           417   100,000,040.29     100.00        6.590           356       84.98         647

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 MINIMUM INTEREST RATE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.999                                      3       637,200.23       0.64        4.971           355       67.35         631
 5.000 - 5.499                                     18     6,095,063.82       6.10        5.361           355       82.61         649
 5.500 - 5.999                                     97    26,642,458.08      26.64        5.881           355       85.17         660
 6.000 - 6.499                                     67    15,553,358.74      15.55        6.334           357       81.19         652
 6.500 - 6.999                                     96    22,213,844.49      22.21        6.857           357       87.89         653
 7.000 - 7.499                                     46    10,240,457.72      10.24        7.340           357       83.89         632
 7.500 - 7.999                                     67    14,901,783.97      14.90        7.262           357       85.51         623
 8.000 - 8.499                                     11     1,638,863.68       1.64        8.334           358       88.94         598
 8.500 - 8.999                                     10     1,522,360.41       1.52        8.867           357       91.17         587
 9.000+                                             2       554,649.15       0.55        9.249           359       88.92         763
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           417   100,000,040.29     100.00        6.590           356       84.98         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 MAXIMUM INTEREST RATE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 10.500 - 10.999                                    2       477,705.17       0.48        4.631           354       63.13         646
 11.000 - 11.499                                   14     5,142,703.96       5.14        5.323           356       82.47         650
 11.500 - 11.999                                   71    20,404,578.30      20.40        5.854           356       86.59         667
 12.000 - 12.499                                   44    10,556,519.05      10.56        6.198           357       81.13         651
 12.500 - 12.999                                  110    25,871,054.02      25.87        6.488           356       86.31         648
 13.000 - 13.499                                   59    12,494,714.97      12.49        6.859           357       84.15         644
 13.500 - 13.999                                   63    12,951,862.12      12.95        7.409           357       85.79         632
 14.000 - 14.499                                   24     5,716,043.08       5.72        7.621           357       83.24         629
 14.500 - 14.999                                   15     2,766,454.79       2.77        8.167           357       89.63         611
 15.000+                                           15     3,618,404.83       3.62        7.982           358       83.16         624
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           417   100,000,040.29     100.00        6.590           356       84.98         647

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 INITIAL PERIODIC RATE CAP                      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 3.000                                            417   100,000,040.29     100.00         6.590           356       84.98        647
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           417   100,000,040.29     100.00         6.590           356       84.98        647

                                                                                                    WEIGHTED
                                                                                      WEIGHTED       AVERAGE    WEIGHTED
                                                               CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                                 # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
 SUBSEQUENT PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 1.000                                            387    90,979,137.38      90.98        6.630           357       85.22         648
 1.500                                             21     5,254,332.01       5.25        6.513           357       83.23         637
 2.000                                              9     3,766,570.90       3.77        5.727           353       81.65         631
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                           417   100,000,040.29     100.00        6.590           356       84.98         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------